UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/29/2012

Date of reporting period:	2/29/2012

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON SELECT GROWTH FUND

ANNUAL REPORT • FEBRUARY 29, 2012

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

April 16, 2012

Dear Shareholder:

After an extraordinary career at Prudential, Judy Rice retired at the end of 2011 as President of Prudential Investments and President and Trustee of the Prudential Jennison Select Growth Fund (the Fund). While she will remain as Chairman of Prudential Investments until the end of 2012, I was named to succeed her as President of Prudential Investments and President and Trustee of the Fund effective January 1, 2012. I previously served as Executive Vice President of Retail Mutual Fund Distribution for Prudential Investments for the past six years.

Since this is my first letter to shareholders, I would like to recognize Judy for the significant contributions she made in building the Prudential Investments fund family and her unflagging commitment to helping investors like you meet the challenges of a rapidly changing investment environment. My goal is to build on Judy’s accomplishments, with a particular focus on delivering the solutions you need to address your financial goals.

I hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Select Growth Fund

Prudential Jennison Select Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.67%; Class B, 2.37%; Class C, 2.37%; Class L, 1.87%; Class M, 2.41%; Class X, 2.37%; Class Z, 1.29%. Net operating expenses: Class A, 1.56%; Class B, 2.31%; Class C, 2.31%; Class L, 1.81%; Class M, 2.35%; Class X, 2.31%; Class Z, 1.23%, after contractual reduction through 6/30/2012 for Class A shares.

Cumulative Total Returns (Without Sales Charges) as of 2/29/12
	One Year	Five Years	Ten Years	Since Inception
Class A	10.03%	32.74%	62.18%	—
Class B	9.26	27.89	50.77	—
Class C	9.14	27.75	50.60	—
Class L	9.77	N/A	N/A	15.62% (10/29/07)
Class M	9.26	N/A	N/A	13.17 (10/29/07)
Class X	9.26	N/A	N/A	13.17 (10/29/07)
Class Z	10.31	34.46	66.67	—
Russell 1000 Growth Index	7.62	24.83	52.37	—
S&P 500 Index	5.09	8.16	50.37	—
Lipper Large-Cap Growth Funds Avg.	4.83	18.17	45.86	—

Average Annual Total Returns (With Sales Charges) as of 3/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	9.31%	5.47%	4.49%	—
Class B	9.75	5.75	4.30	—
Class C	13.89	5.91	4.30	—
Class L	8.71	N/A	N/A	3.03% (10/29/07)
Class M	8.75	N/A	N/A	3.49 (10/29/07)
Class X	8.75	N/A	N/A	3.29 (10/29/07)
Class Z	16.02	6.96	5.36	—
Russell 1000 Growth Index	11.02	5.10	4.28	—
S&P 500 Index	8.51	2.01	4.12	—
Lipper Large-Cap Growth Funds Avg.	8.38	3.87	3.71	—

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Average Annual Total Returns (With Sales Charges) as of 2/29/12
	One Year	Five Years	Ten Years	Since Inception
Class A	3.98%	4.64%	4.36%	—
Class B	4.26	4.88	4.19	—
Class C	8.14	5.02	4.18	—
Class L	3.46	N/A	N/A	2.00% (10/29/07)
Class M	3.26	N/A	N/A	2.47 (10/29/07)
Class X	3.26	N/A	N/A	2.26 (10/29/07)
Class Z	10.31	6.10	5.24	—

Average Annual Total Returns (Without Sales Charges) as of 2/29/12
	One Year	Five Years	Ten Years	Since Inception
Class A	10.03%	5.83%	4.95%	—
Class B	9.26	5.04	4.19	—
Class C	9.14	5.02	4.18	—
Class L	9.77	N/A	N/A	3.40% (10/29/07)
Class M	9.26	N/A	N/A	2.89 (10/29/07)
Class X	9.26	N/A	N/A	2.89 (10/29/07)
Class Z	10.31	6.10	5.24	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2002) and the account values at the end of the current fiscal year (February 29, 2012) as measured on a quarterly basis. For purposes of the

Prudential Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L have a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and an annual 12b-1 fee of 1%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class X shares are not subject to a front-end sales charge, but have a 12b-1 fee of 1.00% and charge a CDSC of 6.00%. Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Note: Class M shares are no longer issued, and no Class M shares are outstanding. Class M performance is shown for historical periods during which time Class M shares were outstanding.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and

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price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 2/29/12 is 7.83% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 3/31/12 is 2.47% for Class L, Class M, and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 2/29/12 is –2.90% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 3/31/12 is 0.07% for Class L, Class M, and Class X.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 2/29/12 is –0.80% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/12 is 0.54% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/29/12
Apple, Inc., Computers & Peripherals	7.9%
MasterCard, Inc. (Class A Stock), IT Services	3.7
Google, Inc. (Class A Stock), Internet Software & Services	3.1
Baidu, Inc. (China) ADR, Internet Software & Services	3.0
Nike, Inc. (Class B Stock), Textiles, Apparel & Luxury Goods	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/29/12
Computers & Peripherals	12.1%
Textiles, Apparel & Luxury Goods	8.5
Pharmaceuticals	7.6
Internet Software & Services	7.6
Aerospace & Defense	6.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Select Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Jennison Select Growth Fund’s Class A shares returned 10.03% in the 12 months ended February 29, 2012, outperforming the 7.62% return of the Russell 1000® Growth Index (the Growth Index), the 5.09% return of the style-neutral S&P 500 Index, and the 4.83% return of the Lipper Large-Cap Growth Funds Average.

In the Growth Index, the consumer staples, consumer discretionary, and information technology sectors posted double-digit gains, while energy and materials declined. The Fund’s outperformance was driven largely by consumer discretionary and information technology holdings.

What was the market environment like for stocks?

•

The U.S. stock market rallied in the first months of the reporting period on indications of continued global expansion. It relinquished much of its advance through most of 2011, however, as investor worries about government debt and slowing economic growth drove heightened volatility. The market regained a positive trajectory in the reporting period’s final months, on renewed evidence of economic growth.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, a devastating earthquake and tsunami in Japan, and slowing growth in China.

•

The U.S. economy finished the period on firmer footing as fears of a slowdown failed to materialize. Into the end of the reporting period, most economic indicators, including employment, manufacturing, and housing, signaled accelerating improvement. While the pace of economic growth remained subpar, the strength put to rest fears of another recession. The resilience of the U.S. economy was noteworthy in light of the magnitude of global macroeconomic and political shocks.

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Which holdings made the largest positive contributions to the Fund’s return?

Stock selection and an overweight position in the consumer discretionary sector contributed strongly, as Starbucks, Ralph Lauren, and Coach posted solid advances.

•	Starbucks continued to benefit from strong domestic and international growth and enthusiasm about its expanded presence in the premium single-cup coffee market.

•	Ralph Lauren, the apparel and accessories retailer, benefited from growth in Europe and Asia.

•	Coach, the luxury bag and accessories retailer, rose on strong earnings.

Stock selection and an overweight stance were beneficial in information technology, as well. Key performers included Apple, MasterCard, and International Business Machines (IBM).

•	Apple’s financial results beat consensus forecasts by a wide margin, as sales of iPhones and iPads continued to impress investors.

•	MasterCard’s revenues and earnings exceeded consensus forecasts significantly, driven by stronger-than-anticipated processing revenue.

•	IBM climbed on better-than-expected revenue and earnings, growth in global markets, and strong cash flow.

Other contributors to positive performance included Celgene in healthcare and Mead Johnson Nutrition in consumer staples.

•	Celgene rose on strong adoption and sales of Revlimid, the pharmaceutical company’s drug for treating multiple myeloma, a type of blood cancer.

•	Mead Johnson Nutrition, a maker of nutritional products, including infant formula, continued to strengthen its position in leading markets, especially in developing economies.

Which holdings detracted most from the Fund’s return?

Stock selection and an underweight position hurt Fund performance in consumer staples.

•	Green Mountain Coffee Roasters declined on allegations of inventory and revenue reporting irregularities.

Prudential Jennison Select Growth Fund	7

Strategy and Performance Overview (continued)

Positions that also hindered the Fund’s performance included Juniper Networks, NetApp, Schlumberger, and Express Scripts.

•	Juniper Networks, an Internet protocol routing company, detracted significantly, hurt by a weak overall economy.

•

NetApp, a data-management products provider, was also a significant detractor. It reported earnings in line with consensus projections, but revenues were shy of estimates. Sales guidance also came in below consensus forecasts.

•	Schlumberger, the oil services company, was adversely affected by disruptions in the Middle East and an unfavorable pricing environment that hurt international profit margins.

•

Express Scripts, a pharmacy benefits manager, was hurt by Walgreens’ threat to withdraw from its network. Uncertainty about whether its proposed acquisition of Medco Health Solutions would be approved by the Federal Trade Commission also dragged down its performance.

Were there significant changes to the portfolio?

During the period, Jennison increased the Fund’s weight in healthcare, and decreased its weights in industrials and materials.

•

Positions were established in companies such as UnitedHealth Group, Anadarko Petroleum, and Starbucks. Positions in other companies, such as Oracle, United Parcel Service, and Occidental Petroleum, were eliminated.

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Comments on Largest Holdings

As of 2/29/12

7.9%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking products, as well. Jennison believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains.

3.7%	MasterCard, Inc. (Class A Stock), IT Services

MasterCard is the number two payment system in the U.S. Jennison expects continued growth in its gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their ongoing shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

3.1%	Google, Inc. (Class A Stock), Internet Software & Services

Jennison believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

3.0%	Baidu, Inc. (China) ADR, Internet Software & Services

Baidu is the number one Internet search engine in China. Jennison believes the Chinese search market is still in its early growth stage and likes Baidu’s improving execution and exploration of long-term income generating opportunities.

3.0%	Nike, Inc. (Class B Stock), Textiles, Apparel & Luxury Goods

Nike is the world’s largest sportswear company. Jennison believes Nike’s business momentum is strong across product categories and geographies.

Prudential Jennison Select Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2011, at the beginning of the period, and held through the six-month period ended February 29, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Select Growth Fund		Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,131.30	1.50%	$7.95
	Hypothetical	$1,000.00	$1,017.40	1.50%	$7.52

Class B	Actual	$1,000.00	$1,127.40	2.25%	$11.90
	Hypothetical	$1,000.00	$1,013.67	2.25%	$11.26

Class C	Actual	$1,000.00	$1,126.10	2.25%	$11.89
	Hypothetical	$1,000.00	$1,013.67	2.25%	$11.26

Class L	Actual	$1,000.00	$1,130.20	1.75%	$9.27
	Hypothetical	$1,000.00	$1,016.16	1.75%	$8.77

Class M	Actual	$1,000.00	$1,127.40	2.25%	$11.90
	Hypothetical	$1,000.00	$1,013.67	2.25%	$11.26

Class X	Actual	$1,000.00	$1,127.40	2.25%	$11.90
	Hypothetical	$1,000.00	$1,013.67	2.25%	$11.26

Class Z	Actual	$1,000.00	$1,132.00	1.25%	$6.63
	Hypothetical	$1,000.00	$1,018.65	1.25%	$6.27

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2012, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Select Growth Fund	11

Portfolio of Investments

as of February 29, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.0%
COMMON STOCKS

Aerospace & Defense 6.7%
45,178	Boeing Co. (The)	$3,386,091
41,942	Precision Castparts Corp.	7,022,349
71,917	United Technologies Corp.	6,031,679

		16,440,119

Auto Components 1.4%
41,897	BorgWarner, Inc.*(a)	3,470,748

Automobiles 0.5%
38,835	Tesla Motors, Inc.*(a)	1,297,477

Biotechnology 3.4%
44,915	Alexion Pharmaceuticals, Inc.*	3,760,733
63,793	Celgene Corp.*	4,677,622

		8,438,355

Chemicals 2.5%
78,038	Monsanto Co.	6,038,580

Communications Equipment 2.0%
80,902	QUALCOMM, Inc.	5,030,486

Computers & Peripherals 12.1%
35,770	Apple, Inc.*	19,403,079
246,623	EMC Corp.*(a)	6,828,991
87,169	NetApp, Inc.*	3,748,267

		29,980,337

Consumer Finance 2.1%
96,634	American Express Co.	5,110,972

Energy Equipment & Services 4.9%
70,918	National Oilwell Varco, Inc.	5,852,863
81,463	Schlumberger Ltd.	6,322,343

		12,175,206

Food & Staples Retailing 2.3%
65,978	Costco Wholesale Corp.	5,678,067

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	13

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products 2.2%
70,324	Mead Johnson Nutrition Co.	$5,467,691

Healthcare Providers & Services 4.0%
70,043	Express Scripts, Inc.*	3,735,393
111,385	UnitedHealth Group, Inc.	6,209,714

		9,945,107

Hotels, Restaurants & Leisure 4.4%
11,148	Chipotle Mexican Grill, Inc.*(a)	4,350,173
132,841	Starbucks Corp.	6,450,759

		10,800,932

Internet & Catalog Retail 2.4%
33,408	Amazon.com, Inc.*	6,003,084

Internet Software & Services 7.6%
54,426	Baidu, Inc. (China), ADR*	7,440,034
12,441	Google, Inc. (Class A Stock)*	7,691,648
41,628	LinkedIn Corp. (Class A Stock)*(a)	3,616,225

		18,747,907

IT Services 6.0%
28,895	International Business Machines Corp.	5,684,513
21,494	MasterCard, Inc. (Class A Stock)	9,027,480

		14,711,993

Life Sciences Tools & Services 2.1%
116,883	Agilent Technologies, Inc.*	5,098,436

Media 1.6%
92,762	Walt Disney Co. (The)	3,895,076

Oil, Gas & Consumable Fuels 2.3%
68,631	Anadarko Petroleum Corp.	5,773,240

Personal Products 2.0%
86,067	Estee Lauder Cos., Inc. (The) (Class A Stock)	5,038,362

Pharmaceuticals 7.6%
70,972	Allergan, Inc.	6,358,381
25,606	Bristol-Myers Squibb Co.	823,745

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
46,697	NOVO Nordisk A/S (Denmark), ADR	$6,552,990
48,035	Shire PLC (Ireland), ADR	5,026,863

		18,761,979

Real Estate Investment Trust 2.0%
78,151	American Tower Corp.	4,890,690

Semiconductors & Semiconductor Equipment 2.5%
74,994	Avago Technologies Ltd.	2,820,524
122,012	Maxim Integrated Products, Inc.	3,402,915

		6,223,439

Software 5.9%
69,103	Red Hat, Inc.*	3,417,835
34,502	Salesforce.com, Inc.*(a)	4,939,306
61,934	VMware, Inc. (Class A Stock)*	6,124,653

		14,481,794

Textiles, Apparel & Luxury Goods 8.5%
69,768	Coach, Inc.	5,221,437
46,033	Lululemon Athletica, Inc.*(a)	3,085,132
67,580	NIKE, Inc. (Class B Stock)	7,293,233
31,274	Ralph Lauren Corp.	5,433,232

		21,033,034

	Total long-term investments (cost $166,549,760)	244,533,111

SHORT-TERM INVESTMENT 11.2%

Affiliated Money Market Mutual Fund
27,702,828	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $27,702,828; includes $22,584,447 of cash collateral received for securities on loan) (Note 3)(b)(c)	27,702,828

	Total Investments 110.2% (cost $194,252,588; Note 5)	272,235,939
	Liabilities in excess of other assets (10.2%)	(25,276,823)

	Net Assets 100.0%	$246,959,116

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	15

Portfolio of Investments

as of February 29, 2012 continued

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,918,718; cash collateral of $22,584,447 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 29, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$244,533,111	$—	$—
Affiliated Money Market Mutual Fund	27,702,828	—	—

Total	$272,235,939	$—	$—

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2012 were as follows:

Computers & Peripherals	12.1%
Affiliated Money Market Mutual Fund (including 9.1% of cash collateral received for securities on loan)	11.2
Textiles, Apparel & Luxury Goods	8.5
Internet Software & Services	7.6
Pharmaceuticals	7.6
Aerospace & Defense	6.7
IT Services	6.0
Software	5.9
Energy Equipment & Services	4.9
Hotels, Restaurants & Leisure	4.4
Healthcare Providers & Services	4.0
Biotechnology	3.4
Chemicals	2.5
Semiconductors & Semiconductor Equipment	2.5
Internet & Catalog Retail	2.4%
Food & Staples Retailing	2.3
Oil, Gas & Consumable Fuels	2.3
Food Products	2.2
Consumer Finance	2.1
Life Sciences Tools & Services	2.1
Communications Equipment	2.0
Personal Products	2.0
Real Estate Investment Trust	2.0
Media	1.6
Auto Components	1.4
Automobiles	0.5

110.2
Liabilities in excess of other assets	(10.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	17

Statement of Assets and Liabilities

as of February 29, 2012

Assets
Investments at value, including securities on loan of $21,918,718:
Unaffiliated Investments (cost $166,549,760)	$244,533,111
Affiliated Investments (cost $27,702,828)	27,702,828
Receivable for investments sold	3,545,022
Receivable for Fund shares sold	784,124
Dividends receivable	131,934
Prepaid expenses	1,703

Total assets	276,698,722

Liabilities
Payable to broker for collateral for securities on loan	22,584,447
Payable for investments purchased	5,768,183
Payable for Fund shares reacquired	920,747
Management fee payable	184,052
Accrued expenses	170,877
Distribution fee payable	71,891
Affiliated transfer agent fee payable	36,237
Deferred trustees’ fees	3,172

Total liabilities	29,739,606

Net Assets	$246,959,116

Net assets were comprised of:
Shares of beneficial interest, at par	$25,937
Paid-in capital in excess of par	200,092,170

200,118,107
Accumulated net investment loss	(263,784)
Accumulated net realized loss on investment transactions	(30,878,558)
Net unrealized appreciation on investments	77,983,351

Net assets, February 29, 2012	$246,959,116

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($140,310,122 ÷ 14,535,920 shares of beneficial interest issued and outstanding)	$9.65
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.21

Class B
Net asset value, offering price and redemption price per share ($8,745,055 ÷ 988,311 shares of beneficial interest issued and outstanding)	$8.85

Class C
Net asset value, offering price and redemption price per share ($36,354,489 ÷ 4,110,810 shares of beneficial interest issued and outstanding)	$8.84

Class L
Net asset value, offering price and redemption price per share ($20,007,898 ÷ 2,095,076 shares of beneficial interest issued and outstanding)	$9.55

Class M
Net asset value, offering price and redemption price per share ($354,754 ÷ 40,072 shares of beneficial interest issued and outstanding)	$8.85

Class X
Net asset value, offering price and redemption price per share ($2,344,094 ÷ 264,983 shares of beneficial interest issued and outstanding)	$8.85

Class Z
Net asset value, offering price and redemption price per share ($38,842,704 ÷ 3,902,169 shares of beneficial interest issued and outstanding)	$9.95

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	19

Statement of Operations

Year Ended February 29, 2012

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $3,667)	$1,440,031
Affiliated income from securities loaned, net	57,013
Affiliated dividend income	8,668

Total income	1,505,712

Expenses
Management fee	1,799,700
Distribution fee—Class A	308,951
Distribution fee—Class B	78,837
Distribution fee—Class C	327,309
Distribution fee—Class L	97,283
Distribution fee—Class M	16,256
Distribution fee—Class X	28,311
Transfer agent’s fees and expenses (including affiliated expense of $246,800) (Note 3)	631,000
Registration fees	96,000
Custodian’s fees and expenses	86,000
Reports to shareholders	57,000
Audit fee	22,000
Legal fees and expenses	19,000
Trustees’ fees	14,000
Insurance	4,000
Loan interest expense (Note 7)	1,282
Miscellaneous	11,503

Total expenses	3,598,432
Less: expense subsidy (Note 2)	(124,105)

Net expenses	3,474,327

Net investment loss	(1,968,615)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	6,839,007
Net change in unrealized appreciation (depreciation) on investments	15,804,974

Net gain on investments	22,643,981

Net Increase In Net Assets Resulting From Operations	$20,675,366

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28/29,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,968,615)	$(1,922,180)
Net realized gain on investment transactions	6,839,007	21,413,084
Net change in unrealized appreciation (depreciation) on investments	15,804,974	13,518,755

Net increase in net assets resulting from operations	20,675,366	33,009,659

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	100,614,226	15,471,792
Cost of shares reacquired	(71,751,819)	(33,669,471)

Net increase (decrease) in net assets from Fund share transactions	28,862,407	(18,197,679)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	177,008

Total increase	49,537,773	14,988,988

Net Assets:
Beginning of year	197,421,343	182,432,355

End of year	$246,959,116	$197,421,343

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four funds: Prudential Jennison Select Growth Fund (the “Fund”), Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Select Growth Fund, a non-diversified Fund. The financial statements of the Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund are not presented herein. The Trust was established as a Delaware business trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser(s) to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial

22	Visit our website at www.prudentialfunds.com

condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 29, 2012 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in open-end, non-exchange-traded mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and

Prudential Jennison Select Growth Fund	23

Notes to Financial Statements

continued

distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”). PIM provides Jennison with certain research services and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90% of the Fund’s average daily net assets up to and including $1 billion and

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..85% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90% for the year ended February 29, 2012.

Effective January 27, 2012 PI has contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees), extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .99% of the Fund’s average daily net assets until June 30, 2013. Prior to this contractual agreement, PI voluntarily agreed to waive up to .07% of its management fee to the extent that Fund expenses exceed 1.25% (excluding 12b-1 fees and certain other fees) which was terminated on January 26, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares for the year ended February 29, 2012.

PIMS has advised the Fund that it has received $77,160 in front-end sales charges resulting from sales of Class A shares, during the year ended February 29, 2012. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 29, 2012, it received $204, $11,454, $2,174, $32 and $485 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent.

Prudential Jennison Select Growth Fund	25

Notes to Financial Statements

continued

Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Fund’s securities lending agent. For the year ended February 29, 2012, PIM has been compensated approximately $17,000 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 29, 2012, were $144,094,392 and $116,494,249, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended February 29, 2012, the adjustments were to decrease accumulated net investment loss by $1,708,554, decrease accumulated net realized loss on investment transactions by $7,869,929 and decrease paid-in capital in excess of par by $9,578,483 due to the reclassification of a net operating loss, write-off of capital loss carryforward due to expiration and other book to tax differences. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

There were no distributions paid during the fiscal years ended February 29, 2012 and February 28, 2011.

As of February 29, 2012, the Fund had no undistributed earnings on a tax basis.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$198,456,037	$73,851,087	$(71,185)	$73,779,902

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended February 29, 2012 (“post-enactment losses”) for an unlimited period. Post enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning before February 29, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of February 29, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	$26,675,000

The Fund elected to treat certain late-year ordinary income losses of approximately $261,000 as having been incurred in the following fiscal year (February 28, 2013).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in

Prudential Jennison Select Growth Fund	27

Notes to Financial Statements

continued

the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The CDSC is waived for purchase by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A, Class C or Class L to Class Z shares or from Class Z to Class A shares of the Fund. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. Effective April 13, 2012, the conversion of Class M shares to Class A shares was completed. Class M shares are no longer issued, and there are no Class M shares outstanding. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

During the fiscal year ended February 28, 2011, the Fund received $177,008 related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. This amount is presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

Class A	Shares	Amount
Year ended February 29, 2012:
Shares sold	6,489,233	$57,482,913
Shares reacquired	(6,425,412)	(55,212,409)

Net increase (decrease) in shares outstanding before conversion	63,821	2,270,504
Shares issued upon conversion from Class B, Class M, Class X and Class Z	577,358	5,033,109
Shares reacquired upon conversion into Class Z	(32,935)	(290,412)

Net increase (decrease) in shares outstanding	608,244	$7,013,201

Year ended February 28, 2011:
Shares sold	1,477,208	$11,265,324
Shares reacquired	(2,593,618)	(19,978,415)

Net increase (decrease) in shares outstanding before conversion	(1,116,410)	(8,713,091)
Shares issued upon conversion from Class B, Class M and Class X	822,048	6,357,626
Shares reacquired upon conversion into Class Z	(13,223)	(109,224)

Net increase (decrease) in shares outstanding	(307,585)	$(2,464,689)

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Class B	Shares	Amount
Year ended February 29, 2012:
Shares sold	227,343	$1,854,152
Shares reacquired	(139,481)	(1,124,648)

Net increase (decrease) in shares outstanding before conversion	87,862	729,504
Shares reacquired upon conversion into Class A	(152,063)	(1,192,028)

Net increase (decrease) in shares outstanding	(64,201)	$(462,524)

Year ended February 28, 2011:
Shares sold	128,593	$934,090
Shares reacquired	(157,369)	(1,114,809)

Net increase (decrease) in shares outstanding before conversion	(28,776)	(180,719)
Shares reacquired upon conversion into Class A	(74,572)	(528,121)

Net increase (decrease) in shares outstanding	(103,348)	$(708,840)

Class C
Year ended February 29, 2012:
Shares sold	617,024	$4,990,963
Shares reacquired	(783,527)	(6,315,254)

Net increase (decrease) in shares outstanding	(166,503)	$(1,324,291)

Year ended February 28, 2011:
Shares sold	232,724	$1,686,249
Shares reacquired	(847,226)	(6,054,338)

Net increase (decrease) in shares outstanding before conversion	(614,502)	(4,368,089)
Shares reacquired upon conversion into Class Z	(7,182)	(54,873)

Net increase (decrease) in shares outstanding	(621,684)	$(4,422,962)

Class L
Year ended February 29, 2012:
Shares sold	7,858	$68,502
Shares reacquired	(321,163)	(2,788,545)

Net increase (decrease) in shares outstanding before conversion	(313,305)	(2,720,043)
Shares reacquired upon conversion into Class Z	(161)	(1,407)

Net increase (decrease) in shares outstanding	(313,466)	$(2,721,450)

Year ended February 28, 2011:
Shares sold	4,377	$34,495
Shares reacquired	(421,856)	(3,245,717)

Net increase (decrease) in shares outstanding	(417,479)	$(3,211,222)

Prudential Jennison Select Growth Fund	29

Notes to Financial Statements

continued

Class M	Shares	Amount
Year ended February 29, 2012:
Shares sold	384	$3,060
Shares reacquired	(43,536)	(348,981)

Net increase (decrease) in shares outstanding before conversion	(43,152)	(345,921)
Shares reacquired upon conversion into Class A	(332,321)	(2,685,845)

Net increase (decrease) in shares outstanding	(375,473)	$(3,031,766)

Year ended February 28, 2011:
Shares sold	6,893	$49,894
Shares reacquired	(130,730)	(923,739)

Net increase (decrease) in shares outstanding before conversion	(123,837)	(873,845)
Shares reacquired upon conversion into Class A	(509,819)	(3,666,625)

Net increase (decrease) in shares outstanding	(633,656)	$(4,540,470)

Class X
Year ended February 29, 2012:
Shares sold	1,158	$9,549
Shares reacquired	(49,301)	(400,453)

Net increase (decrease) in shares outstanding before conversion	(48,143)	(390,904)
Shares reacquired upon conversion into Class A	(142,175)	(1,149,838)

Net increase (decrease) in shares outstanding	(190,318)	$(1,540,742)

Year ended February 28, 2011:
Shares sold	1,607	$11,271
Shares reacquired	(96,338)	(677,009)

Net increase (decrease) in shares outstanding before conversion	(94,731)	(665,738)
Shares reacquired upon conversion into Class A	(301,736)	(2,162,880)

Net increase (decrease) in shares outstanding	(396,467)	$(2,828,618)

Class Z
Year ended February 29, 2012:
Shares sold	4,019,651	$36,205,087
Shares reacquired	(601,353)	(5,561,529)

Net increase (decrease) in shares outstanding before conversion	3,418,298	30,643,558
Shares issued upon conversion from Class A and Class L	32,137	291,819
Shares reacquired upon conversion into Class A	(642)	(5,398)

Net increase (decrease) in shares outstanding	3,449,793	$30,929,979

Year ended February 28, 2011:
Shares sold	187,320	$1,490,469
Shares reacquired	(212,528)	(1,675,444)

Net increase (decrease) in shares outstanding before conversion	(25,208)	(184,975)
Shares issued upon conversion from Class A and Class C	19,328	164,097

Net increase (decrease) in shares outstanding	(5,880)	$(20,878)

30	Visit our website at www.prudentialfunds.com

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended February 29, 2012. The average daily balance for the 26 days that the Fund had loans outstanding during the year was approximately $1,191,000, borrowed at a weighted average interest rate of 1.49%. At February 29, 2012, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and

Prudential Jennison Select Growth Fund	31

Notes to Financial Statements

continued

Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2012(a)		2011(a)		2010(a)		2009(a)		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.77		$7.32		$4.94		$7.21		$7.27
Income (loss) from investment operations:
Net investment loss	(.07)		(.06)		(.02)		(.05)		(.04)
Net realized and unrealized gain (loss) on investment transactions	.95		1.50		2.40		(2.22)		(.02)
Total from investment operations	.88		1.44		2.38		(2.27)		(.06)
Capital Contributions	-		.01		-		-		-
Net asset value, end of year	$9.65		$8.77		$7.32		$4.94		$7.21
Total Return(b):	10.03%		19.81%		48.18%		(31.48)%		(.83)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$140,310		$122,174		$104,234		$67,381		$87,213
Average net assets (000)	$123,580		$110,150		$90,593		$85,895		$41,353
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.56%	(e)	1.64%	(e)	1.75%	(e)	1.71%	(e)	1.71%	(e)
Expenses, excluding distribution and service (12b-1) fees	1.31%	(e)	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)
Net investment loss	(.81)%	(e)	(.82)%	(e)	(.27)%	(e)	(.75)%	(e)	(.55)%	(e)
Portfolio turnover rate	59%		75%		85%		132%		187%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to.25% on the average daily net assets of the Class A shares.

(e) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 1.62%, 1.37% and (.87)%, respectively, for the year ended February 29, 2012, 1.71%, 1.46% and (.89)%, respectively, for the year ended February 28, 2011, 1.82%, 1.57% and (.34)%, respectively, for the year ended February 28, 2010, 1.78%, 1.53% and (.82)%, respectively, for the year ended February 28, 2009 and 1.74%, 1.49% and (.58)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	33

Financial Highlights

continued

Class B Shares
	Year Ended February 28/29,
	2012(a)		2011(a)		2010(a)		2009(a)		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.10		$6.81		$4.63		$6.81		$6.92
Income (loss) from investment operations:
Net investment loss	(.13)		(.11)		(.06)		(.09)		(.10)
Net realized and unrealized gain (loss) on investment transactions	.88		1.39		2.24		(2.09)		(.01)
Total from investment operations	.75		1.28		2.18		(2.18)		(.11)
Capital Contributions	-		.01		-		-		-
Net asset value, end of year	$8.85		$8.10		$6.81		$4.63		$6.81
Total Return(b):	9.26%		18.94%		47.08%		(32.01)%		(1.59)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,745		$8,527		$7,875		$5,898		$11,806
Average net assets (000)	$7,884		$7,835		$7,148		$8,780		$17,664
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.31%	(d)	2.39%	(d)	2.50%	(d)	2.46%	(d)	2.46%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.31%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)	1.46%	(d)
Net investment loss	(1.56)%	(d)	(1.57)%	(d)	(1.03)%	(d)	(1.40)%	(d)	(1.48)%	(d)
Portfolio turnover rate	59%		75%		85%		132%		187%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 2.37%, 1.37% and (1.62)%, respectively, for the year ended February 29, 2012, 2.46%, 1.46% and (1.64)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.10)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.47)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.51)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

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Class C Shares
	Year Ended February 28/29,
	2012(a)		2011(a)		2010(a)		2009(a)		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.10		$6.81		$4.63		$6.80		$6.92
Income (loss) from investment operations:
Net investment loss	(.13)		(.11)		(.06)		(.09)		(.09)
Net realized and unrealized gain (loss) on investment transactions	.87		1.39		2.24		(2.08)		(.03)
Total from investment operations	.74		1.28		2.18		(2.17)		(.12)
Capital Contributions	-		.01		-		-		-
Net asset value, end of year	$8.84		$8.10		$6.81		$4.63		$6.80
Total Return(b):	9.14%		18.94%		47.08%		(31.91)%		(1.73)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,354		$34,631		$33,358		$23,861		$39,541
Average net assets (000)	$32,731		$32,771		$30,887		$32,885		$25,312
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.31%	(d)	2.39%	(d)	2.50%	(d)	2.46%	(d)	2.46%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.31%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)	1.46%	(d)
Net investment loss	(1.56)%	(d)	(1.57)%	(d)	(1.04)%	(d)	(1.45)%	(d)	(1.36)%	(d)
Portfolio turnover rate	59%		75%		85%		132%		187%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 2.37%, 1.37% and (1.62)%, respectively, for the year ended February 29, 2012, 2.46%, 1.46% and (1.64)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.11)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.52)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.39)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	35

Financial Highlights

continued

Class L Shares
	Year Ended February 28/29,								October 29, 2007(a) through February 29,
	2012(b)		2011(b)		2010(b)		2009(b)		2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.70		$7.28		$4.92		$7.20		$8.26
Income (loss) from investment operations:
Net investment loss	(.09)		(.08)		(.04)		(.05)		(.02)
Net realized and unrealized gain (loss) on investment transactions	.94		1.49		2.40		(2.23)		(1.04)
Total from investment operations	.85		1.41		2.36		(2.28)		(1.06)
Capital Contributions	-		0.01		-		-		-
Net asset value, end of period	$9.55		$8.70		$7.28		$4.92		$7.20
Total Return(c):	9.77%		19.51%		47.97%		(31.67)%		(12.83)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,008		$20,953		$20,573		$16,347		$29,541
Average net assets (000)	$19,457		$20,056		$19,649		$24,123		$33,160
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.81%	(e)	1.89%	(e)	2.00%	(e)	1.96%	(e)	1.96%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.31%	(e)	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)(f)
Net investment loss	(1.06)%	(e)	(1.07)%	(e)	(.55)%	(e)	(.82)%	(e)	(.59)%	(e)(f)
Portfolio turnover rate	59%		75%		85%		132%		187%	(g)

(a) Inception date of Class L shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 1.87%, 1.37% and (1.12)%, respectively, for the year ended February 29, 2012, 1.96%, 1.46% and (1.14)%, respectively, for the year ended February 28, 2011, 2.07%, 1.57% and (.62)%, respectively, for the year ended February 28, 2010, 2.03%, 1.53% and (.89)%, respectively, for the year ended February 28, 2009 and 1.99%, 1.49% and (.62)%, respectively, for the period ended February 29, 2008.

(f) Annualized.

(g) Not Annualized.

See Notes to Financial Statements.

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Class M Shares
	Year Ended February 28/29,								October 29, 2007(a) through February 29,
	2012(b)		2011(b)		2010(b)		2009(b)		2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.10		$6.81		$4.63		$6.81		$7.82
Income (loss) from investment operations:
Net investment loss	(.13)		(.11)		(.07)		(.07)		(.03)
Net realized and unrealized gain (loss) on investment transactions	.88		1.39		2.25		(2.11)		(.98)
Total from investment operations	.75		1.28		2.18		(2.18)		(1.01)
Capital Contributions	-		.01		-		-		-
Net asset value, end of period	$8.85		$8.10		$6.81		$4.63		$6.81
Total Return(c):	9.26%		18.94%		47.08%		(32.01)%		(12.92)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$355		$3,367		$7,150		$10,617		$44,006
Average net assets (000)	$1,626		$4,957		$9,025		$23,996		$58,596
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.35%	(e)	2.39%	(e)	2.50%	(e)	2.46%	(e)	2.46%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(e)	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)(f)
Net investment loss	(1.60)%	(e)	(1.59)%	(e)	(1.13)%	(e)	(1.10)%	(e)	(1.08)%	(e)(f)
Portfolio turnover rate	59%		75%		85%		132%		187%	(g)

(a) Inception date of Class M shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 2.41%, 1.41% and (1.66)%, respectively, for the year ended February 29, 2012, 2.46%, 1.46% and (1.66)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.20)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.17)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.11)%, respectively, for the period ended February 29, 2008.

(f) Annualized.

(g) Not Annualized.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	37

Financial Highlights

continued

Class X Shares
	Year Ended February 28/29,								October 29, 2007(a) through February 29,
	2012(b)		2011(b)		2010(b)		2009(b)		2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.10		$6.81		$4.63		$6.81		$7.82
Income (loss) from investment operations:
Net investment loss	(.13)		(.11)		(.07)		(.08)		(.03)
Net realized and unrealized gain (loss) on investment transactions	.88		1.39		2.25		(2.10)		(0.98)
Total from investment operations	.75		1.28		2.18		(2.18)		(1.01)
Capital Contributions	-		.01		-		-		-
Net asset value, end of period	$8.85		$8.10		$6.81		$4.63		$6.81
Total Return(c):	9.26%		18.94%		47.08%		(32.01)%		(12.92)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,344		$3,688		$5,802		$7,451		$15,152
Average net assets (000)	$2,831		$4,302		$7,081		$12,140		$17,003
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.31%	(e)	2.39%	(e)	2.50%	(e)	2.46%	(e)	2.46%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.31%	(e)	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)(f)
Net investment loss	(1.57)%	(e)	(1.58)%	(e)	(1.12)%	(e)	(1.29)%	(e)	(1.09)%	(e)(f)
Portfolio turnover rate	59%		75%		85%		132%		187%	(g)

(a) Inception date of Class X shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 2.37%, 1.37% and (1.63)%, respectively, for the year ended February 29, 2012, 2.46%, 1.46% and (1.65)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.19)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.36)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.12)%, respectively, for the period ended February 29, 2008.

(f)	Annualized.
(g)	Not Annualized.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended February 28/29,
	2012(a)		2011(a)		2010(a)		2009(a)		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.02		$7.51		$5.05		$7.35		$7.40
Income (loss) from investment operations:
Net investment income (loss)	(.04)		(.05)		.01		(.03)		(.04)
Net realized and unrealized gain (loss) on investment transactions	.97		1.55		2.45		(2.27)		(.01)
Total from investment operations	.93		1.50		2.46		(2.30)		(.05)
Capital Contributions	-		.01		-		-		-
Net asset value, end of year	$9.95		$9.02		$7.51		$5.05		$7.35
Total Return(b):	10.31%		20.11%		48.71%		(31.29)%		(.68)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$38,843		$4,081		$3,440		$699		$1,257
Average net assets (000)	$11,859		$3,396		$2,692		$1,024		$1,478
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.23%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)	1.46%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.23%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)	1.46%	(d)
Net investment income (loss)	(.46)%	(d)	(.58)%	(d)	.11%	(d)	(.42)%	(d)	(.54)%	(d)
Portfolio turnover rate	59%		75%		85%		132%		187%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income (loss) ratios would have been 1.29%, 1.29% and (.52)%, respectively, for the year ended February 29, 2012, 1.46%, 1.46% and (.65)%, respectively, for the year ended February 28, 2011, 1.57%, 1.57% and .04%, respectively, for the year ended February 28, 2010, 1.53%, 1.53% and (.49)%, respectively, for the year ended February 28, 2009 and 1.49%, 1.49% and (.57)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Select Growth Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 23, 2012

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison Select Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 60	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 60	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Jennison Select Growth Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Judy A. Rice, 2012; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Select Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission website at www.sec.gov.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Select Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SELECT GROWTH FUND

SHARE CLASS	A	B	C	L	M	X	Z
NASDAQ	SPFAX	SPFBX	SPFCX	JSGLX	JSGMX	JSGGX	SPFZX
CUSIP	74440K504	74440K603	74440K702	74440K801	74440K884	74440K876	74440K868

MF500E      0222900-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STRATEGIC VALUE FUND

ANNUAL REPORT • FEBRUARY 29, 2012

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

April 16, 2012

Dear Shareholder:

After an extraordinary career at Prudential, Judy Rice retired at the end of 2011 as President of Prudential Investments and President and Trustee of the Prudential Strategic Value Fund (the Fund). While she will remain as Chairman of Prudential Investments until the end of 2012, I was named to succeed her as President of Prudential Investments and President and Trustee of the Fund effective January 1, 2012. I previously served as Executive Vice President of Retail Mutual Fund Distribution for Prudential Investments for the past six years.

Since this is my first letter to shareholders, I would like to recognize Judy for the significant contributions she made in building the Prudential Investments fund family and her unflagging commitment to helping investors like you meet the challenges of a rapidly changing investment environment. My goal is to build on Judy’s accomplishments, with a particular focus on delivering the solutions you need to address your financial goals.

I hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Stuart S. Parker, President

Prudential Strategic Value Fund

Prudential Strategic Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.85%; Class B, 2.55%; Class C, 2.55%; Class Z, 1.43%. Net operating expenses: Class A, 1.80%; Class B, 2.55%; Class C, 2.55%; Class Z, 1.43%, after contractual reduction through 6/30/2013.

Cumulative Total Returns (Without Sales Charges) as of 2/29/12
	One Year	Five Years	Ten Years
Class A	1.14%	–7.26%	39.66%
Class B	0.34	–10.65	29.62
Class C	0.43	–10.65	29.62
Class Z	1.34	–6.13	43.06
Russell 1000 Value Index	2.18	–5.29	59.10
S&P 500 Index	5.09	8.16	50.37
Lipper Large-Cap Value Funds Avg.	0.73	–4.20	47.27

Average Annual Total Returns (With Sales Charges) as of 3/31/12
	One Year	Five Years	Ten Years
Class A	–2.99%	–2.51%	2.75%
Class B	–3.09	–2.28	2.56
Class C	0.81	–2.14	2.55
Class Z	2.94	–1.15	3.58
Russell 1000 Value Index	4.79	–0.81	4.58
S&P 500 Index	8.51	2.01	4.12
Lipper Large-Cap Value Funds Avg.	3.38	–0.66	3.74

Average Annual Total Returns (With Sales Charges) as of 2/29/12
	One Year	Five Year	Ten Year
Class A	–4.42%	–2.60%	2.81%
Class B	–4.66	–2.39	2.63
Class C	–0.57	–2.23	2.63
Class Z	1.34	–1.26	3.65

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Average Annual Total Returns (Without Sales Charges) as of 2/29/12
	One Year	Five Year	Ten Year
Class A	1.14%	–1.50%	3.40%
Class B	0.34	–2.23	2.63
Class C	0.43	–2.23	2.63
Class Z	1.34	–1.26	3.65

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2002) and the account values at the end of the current fiscal year (February 29, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Strategic Value Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. During the period ended February 29, 2012, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed.

Lipper Large-Cap Value Funds Average

The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Five Largest Holdings expressed as a percentage of net assets as of 2/29/12
Chevron Corp., Oil, Gas & Consumable Fuels	3.5%
Wells Fargo & Co., Commercial Banks	2.6
Intel Corp., Semiconductors & Semiconductor Equipment	2.5
General Electric Co., Industrial Conglomerates	2.2
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/29/12
Oil, Gas & Consumable Fuels	14.6%
Pharmaceuticals	7.3
Insurance	5.7
Commercial Banks	5.6
Healthcare Providers & Services	5.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Strategic Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Strategic Value Fund Class A shares returned 1.14% for the 12-month reporting period that ended February 29, 2012. The Class A shares underperformed the 2.18% return of the Russell 1000 Value Index (the benchmark index), but outperformed the 0.73% return of the Lipper Large-Cap Value Funds Average.

How did the broad stock market perform in the United States?

The broad equity market returned 5.09% for the highly volatile period that began on March 1, 2011, according to the S&P 500 Index.

•

The stock market demonstrated a measure of resilience early in the period. After tumbling in mid-March in reaction to an earthquake, tsunami, and nuclear accident on the northeast coast of Japan, stock prices rebounded later that month and continued to rally in April. Helping to encourage investment in equities were indications that the slow economic recovery in the United States remained on track, even though the nation’s housing market continued to struggle.

•

Investors grew more risk-averse as the period continued, causing the equity market to log five consecutive monthly losses, from May through September 2011. Share prices sank primarily as a sovereign-debt crisis in the euro zone took another sharp turn for the worse, stoking fears of a systemic shock to the global financial system. A recession appeared inevitable in the euro zone economy, and the U.S. and U.K. economies were at risk of double-dipping into recession. Stocks were also pressured by Standard & Poor’s decision in August to downgrade the long-term U.S. credit rating to AA+ from AAA.

•

Yet market sentiment toward risky assets began to improve. Stocks soared in October, delivering a double-digit gain that was the largest of the period. Solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investor enthusiasm for equities.

•

The equity market, after suffering a pullback in November, delivered a gain for December and scored even stronger gains for January and February 2012. This bullish performance reflected a variety of factors such as modest improvement in the U.S. employment picture and the Federal Reserve’s stated intention to maintain its near zero short-term rate policy into 2014 to help stimulate economic growth.

•

In the segment of the U.S. equity universe that includes about 1,000 of the largest stocks as measured by Russell, the value style of investing (which focuses on stocks believed to be trading at a discount to their true worth)

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underperformed the growth style of investing (which focuses on stocks with superior absolute and relative earnings growth). Given the economy’s struggles, investors tended to favor companies expected to show faster growth. As a result, most of the underperformance for the value style was due to the benchmark index’s significant exposure to slower growth financial stocks and large underweight in faster growth technology stocks.

How did sectors in the benchmark index perform?

The sectors turned in a mixed performance, as seven finished the period in positive territory and three finished in negative territory.

•

The strongest performers in the challenging business environment were, not surprisingly, defensive sectors, which include stocks of companies whose earnings tend to be less affected by economic developments. The three defensive sectors scored double-digit gains, led by consumer staples, which was followed by healthcare and utilities. The latter was prized for its dividend-paying stocks by income-oriented investors.

•	Single-digit gains were delivered by the consumer discretionary sector followed by telecommunication services and information technology. The industrials sector posted a marginally positive return.

•

Weakest performers were drawn from some of the cyclical sectors, which include stocks of companies whose earnings tend to be more sensitive to economic developments. The financial sector posted a double-digit loss, primarily reflecting uncertainty about the extent to which large U.S. banks are exposed to the euro zone crisis. Two other cyclical sectors, materials and energy, posted marginally negative returns for the period.

Which sector allocation strategies and holdings detracted most from the Fund’s performance?

Adverse stock selection in information technology and industrials was a key detractor from the Fund’s performance versus the benchmark index.

•

Not owning Visa and having a smaller position than the benchmark index in Cisco Systems (both of which were added to the benchmark index last June) were the largest detractors in the information technology sector as both performed well. Shares of Visa, the dominant player in electronic payments, advanced strongly due to better than expected revenue and earnings growth. Shares of Cisco were helped by the company’s moves to restructure its business and by shareholder friendly actions, including initiating a stock dividend and aggressively repurchasing its shares.

Prudential Strategic Value Fund	7

Strategy and Performance Overview (continued)

•

The Fund held shares of Corning, which fell because the company lowered its earnings outlook during the year as a glut in panel TV glass inventory was worked down. It also owned shares of Hewlett-Packard, which most likely faltered due to investor uncertainty over the company’s direction as the personal computer market becomes more competitive and the portable device market grows. Another holding, Computer Sciences, saw its earnings hurt by funding delays in U.S. federal spending and performance problems associated with a long-term contract with the United Kingdom.

•

Much of the Fund’s shortfall among industrials was due to its commercial services and supplies holdings, including Avery Dennison Corp., R.R. Donnelley & Sons Company, and Pitney Bowes. Each company is struggling to restart growth in their primary business lines, which are facing competitive pressures.

•	Another negative for the Fund was poor selection among aerospace and defense companies, which are adjusting to changes in federal budget priorities.

Which sector allocation strategies and holdings added most to the Fund’s performance?

The Fund benefited from having an underweight exposure to the poorly performing financials sector compared to the benchmark index. It also benefited from having overweight exposures to healthcare and utilities compared to the index, as both sectors posted strong gains for the period.

•

The underweight in financial stocks helped the Fund’s relative performance as the financial sector was the worst performing sector in the benchmark index. Underweight positions in Bank of America Corp. and Citigroup were the largest contributors to the Fund’s overall relative performance. Bank of America’s shares lagged its sector peers largely due to challenges over financial regulatory reform and legal issues relating to some of its past acquisitions. Citigroup shares struggled for similar reasons and due to concerns about the impact of world events on its operations outside of the United States.

•

Avoiding shares of Berkshire Hathaway helped the Fund’s relative results, as shares of the diversified insurer underperformed those of its peers. The lackluster performance has been attributed to the “formidable challenges” confronting Warren Buffett’s eventual successor(s) and the increasing headwinds facing the company’s insurance businesses.

•

An overweight position in healthcare stocks compared to the benchmark index and favorable stock selection in that sector aided the Fund’s relative performance. Sharp gains in large pharmaceuticals holdings such as Bristol-Myers Squibb Corp., Merck & Co., and Pfizer, helped drive performance in

8	Visit our website at www.prudentialfunds.com

the sector. While the industry faces challenges such as drug patent expirations, these companies have taken steps to position themselves for the future through acquisitions, investments in new products, and by restructuring operations. In addition, Bristol-Myers is viewed as having a good long-range product pipeline, which may improve its earnings prospects.

•

Another positive for the Fund was the strong performance of UnitedHealth Group, a managed care company. The company’s shares performed well as investors likely took the company’s strong fourth quarter earnings as a harbinger for earnings prospects in 2012.

•

The Fund was helped by its overweight position and positive stock selection in multi-utilities companies. These stocks performed well because of their attractive dividend yields and relatively stable earnings growth.

Prudential Strategic Value Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2011, at the beginning of the period, and held through the six-month period ended February 29, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Strategic Value Fund		Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,119.50	1.83%	$9.64
	Hypothetical	$1,000.00	$1,015.76	1.83%	$9.17

Class B	Actual	$1,000.00	$1,114.60	2.58%	$13.56
	Hypothetical	$1,000.00	$1,012.03	2.58%	$12.91

Class C	Actual	$1,000.00	$1,114.60	2.58%	$13.56
	Hypothetical	$1,000.00	$1,012.03	2.58%	$12.91

Class Z	Actual	$1,000.00	$1,120.00	1.31%	$6.91
	Hypothetical	$1,000.00	$1,018.35	1.31%	$6.57

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2012, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Strategic Value Fund	11

Portfolio of Investments

as of February 29, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 100.1%
COMMON STOCKS 99.6%

Aerospace & Defense 2.9%
3,700	General Dynamics Corp.	$270,951
4,400	L-3 Communications Holdings, Inc.	309,100
1,600	Lockheed Martin Corp.	141,456
6,300	Northrop Grumman Corp.	376,803
4,200	Raytheon Co.	212,184
3,200	Textron, Inc.	88,032
1,400	United Technologies Corp.	117,418

		1,515,944

Airlines 0.9%
26,500	Delta Air Lines, Inc.*	259,965
11,500	United Continental Holdings, Inc.*	237,475

		497,440

Auto Components 0.1%
500	Federal-Mogul Corp.*	8,605
1,500	Lear Corp.	67,815

		76,420

Beverages 1.0%
13,300	Constellation Brands, Inc. (Class A Stock)*	290,472
3,000	Molson Coors Brewing Co. (Class B Stock)	131,820
1,300	PepsiCo, Inc.	81,822

		504,114

Biotechnology 0.8%
6,400	Amgen, Inc.	434,880

Capital Markets 2.6%
21,500	Bank of New York Mellon Corp. (The)	475,365
3,500	Goldman Sachs Group, Inc. (The)	402,990
14,800	Janus Capital Group, Inc.	130,536
19,800	Morgan Stanley	367,092

		1,375,983

Chemicals 1.9%
1,500	CF Industries Holdings, Inc.	279,000
2,700	Dow Chemical Co. (The)	90,477

See Notes to Financial Statements.

Prudential Strategic Value Fund	13

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
5,200	E.I. du Pont de Nemours & Co.	$264,420
8,100	Lyondellbasell Industries NV (Netherlands) (Class A Stock)	349,758

		983,655

Commercial Banks 5.6%
4,900	BB&T Corp.	143,325
1,100	Comerica, Inc.	32,659
12,700	East West Bancorp, Inc.	280,924
100	First Citizens BancShares, Inc. (Class A Stock)	17,615
5,600	First Republic Bank*	167,944
4,500	PNC Financial Services Group, Inc.	267,840
23,500	U.S. Bancorp	690,900
42,956	Wells Fargo & Co.	1,344,093

		2,945,300

Commercial Services & Supplies 0.4%
6,000	Pitney Bowes, Inc.	108,780
7,200	R.R. Donnelley & Sons Co.	99,504

		208,284

Communications Equipment 1.1%
22,100	Cisco Systems, Inc.	439,348
3,200	Harris Corp.	139,616

		578,964

Computers & Peripherals 2.1%
8,500	Dell, Inc.*	147,050
14,300	Hewlett-Packard Co.	361,933
7,500	Lexmark International, Inc. (Class A Stock)	276,600
8,400	Western Digital Corp.*	329,700

		1,115,283

Construction & Engineering 0.2%
1,800	Fluor Corp.	108,864

Consumer Finance 2.6%
8,100	American Express Co.	428,409
4,400	Capital One Financial Corp.	222,640
12,500	Discover Financial Services	375,125

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Finance (cont’d.)
20,100	SLM Corp.	$316,776

		1,342,950

Containers & Packaging 0.8%
2,900	Ball Corp.	116,232
12,000	Owens-Illinois, Inc.*	286,800

		403,032

Diversified Consumer Services 0.7%
3,800	Apollo Group, Inc. (Class A Stock)*	162,032
2,500	DeVry, Inc.	88,825
8,300	H&R Block, Inc.	135,290

		386,147

Diversified Financial Services 3.4%
33,419	Bank of America Corp.	266,349
9,800	Citigroup, Inc.	326,536
23,000	JPMorgan Chase & Co.	902,520
5,400	NASDAQ OMX Group, Inc. (The)*	142,236
4,700	NYSE Euronext	139,919

		1,777,560

Diversified Telecommunication Services 4.1%
33,820	AT&T, Inc.	1,034,554
5,700	CenturyLink, Inc.	229,425
3,676	Frontier Communications Corp.	16,873
23,300	Verizon Communications, Inc.	887,963

		2,168,815

Electric Utilities 2.6%
5,100	American Electric Power Co., Inc.	191,811
10,624	Duke Energy Corp.	222,254
4,600	Edison International	192,602
6,100	Exelon Corp.	238,327
4,800	FirstEnergy Corp.	212,592
6,200	Pinnacle West Capital Corp.	291,586

		1,349,172

See Notes to Financial Statements.

Prudential Strategic Value Fund	15

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 2.0%
8,300	Avnet, Inc.*	$296,642
15,000	Corning, Inc.	195,600
14,400	Ingram Micro, Inc. (Class A Stock)*	275,472
5,100	Tech Data Corp.*	272,748

		1,040,462

Energy Equipment & Services 1.9%
1,800	Diamond Offshore Drilling, Inc.	123,246
7,300	Halliburton Co.	267,107
4,400	Helmerich & Payne, Inc.	269,720
15,400	Nabors Industries Ltd.*	335,412

		995,485

Food & Staples Retailing 2.3%
9,500	CVS Caremark Corp.	428,450
11,900	Kroger Co. (The)	283,101
6,800	Safeway, Inc.	145,860
14,400	SUPERVALU, Inc.	94,032
4,300	Wal-Mart Stores, Inc.	254,044

		1,205,487

Food Products 2.4%
13,400	Archer-Daniels-Midland Co.	418,080
4,700	Bunge Ltd.	316,404
6,400	ConAgra Foods, Inc.	168,000
11,000	Dean Foods Co.*	134,860
2,802	Kraft Foods, Inc. (Class A Stock)	106,672
6,800	Tyson Foods, Inc. (Class A Stock)	128,588

		1,272,604

Healthcare Equipment & Supplies 0.8%
2,400	Baxter International, Inc.	139,512
2,300	Covidien PLC	120,175
3,900	Medtronic, Inc.	148,668

		408,355

Healthcare Providers & Services 5.1%
8,300	Aetna, Inc.	388,108
4,000	CIGNA Corp.	176,440
4,400	Coventry Health Care, Inc.*	143,836

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
4,200	Humana, Inc.	$365,820
6,600	LifePoint Hospitals, Inc.*	257,202
5,700	Lincare Holdings, Inc.	153,102
3,200	McKesson Corp.	267,232
12,900	UnitedHealth Group, Inc.	719,175
3,500	WellPoint, Inc.	229,705

		2,700,620

Hotels, Restaurants & Leisure 0.5%
3,800	Carnival Corp.	115,102
2,800	Wyndham Worldwide Corp.	123,172

		238,274

Household Durables 1.2%
15,800	Newell Rubbermaid, Inc.	289,140
4,300	Whirlpool Corp.	324,951

		614,091

Household Products 1.8%
13,600	Procter & Gamble Co. (The)	918,272

Industrial Conglomerates 2.1%
59,200	General Electric Co.	1,127,760

Insurance 5.7%
6,200	Allstate Corp. (The)	194,866
3,700	Aon Corp.	173,197
3,300	Assurant, Inc.	140,151
8,200	Berkshire Hathaway, Inc. (Class B Stock)*	643,290
3,300	Chubb Corp.	224,268
2,900	CNA Financial Corp.	81,809
6,987	Lincoln National Corp.	173,557
4,400	Loews Corp.	172,216
7,100	MetLife, Inc.	273,705
5,300	Principal Financial Group, Inc.	146,598
9,300	Progressive Corp. (The)	199,206
3,100	Reinsurance Group of America, Inc. (Class A Stock)	178,777
3,650	Torchmark Corp.	176,806
1,300	Travelers Cos., Inc. (The)	75,361

See Notes to Financial Statements.

Prudential Strategic Value Fund	17

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
6,200	Unum Group	$142,910

		2,996,717

IT Services 1.0%
3,800	Computer Sciences Corp.	120,688
600	International Business Machines Corp.	118,038
8,300	SAIC, Inc.*	101,426
4,600	Total System Services, Inc.	100,648
5,800	Western Union Co. (The)	101,326

		542,126

Machinery 1.5%
5,700	AGCO Corp.*	294,291
5,600	Navistar International Corp.*	233,968
11,500	Oshkosh Corp.*	268,065
600	Xylem, Inc.	15,588

		811,912

Media 2.4%
6,050	Comcast Corp. (Class A Stock)	177,749
5,500	DIRECTV (Class A Stock)*	254,760
9,300	Gannett Co., Inc.	138,012
3,000	McGraw-Hill Cos., Inc. (The)	139,620
1,600	Meredith Corp.	52,640
5,300	Time Warner, Inc.	197,213
2,550	Viacom, Inc. (Class B Stock)	121,431
4,500	Walt Disney Co. (The)	188,955

		1,270,380

Metals & Mining 0.6%
1,600	Freeport-McMoRan Copper & Gold, Inc.	68,096
17,700	Steel Dynamics, Inc.	262,137

		330,233

Multi-Line Retail 1.5%
5,600	Macy’s, Inc.	212,632
9,900	Target Corp.	561,231

		773,863

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities 3.3%
10,100	Ameren Corp.	$323,907
6,700	Consolidated Edison, Inc.	389,270
6,100	DTE Energy Co.	329,339
6,200	Public Service Enterprise Group, Inc.	190,836
4,900	SCANA Corp.	220,500
3,200	Sempra Energy	189,568
2,700	Xcel Energy, Inc.	71,523

		1,714,943

Office Electronics 0.3%
19,400	Xerox Corp.	159,662

Oil, Gas & Consumable Fuels 14.6%
4,400	Apache Corp.	474,892
7,800	Chesapeake Energy Corp.	195,000
16,700	Chevron Corp.	1,822,304
13,496	ConocoPhillips	1,033,119
3,800	Devon Energy Corp.	278,578
12,800	Exxon Mobil Corp.	1,107,200
6,300	Hess Corp.	408,996
13,200	Marathon Oil Corp.	447,348
8,500	Marathon Petroleum Corp.	353,175
5,300	Murphy Oil Corp.	338,882
6,800	Occidental Petroleum Corp.	709,716
8,500	QEP Resources, Inc.	290,190
7,300	Valero Energy Corp.	178,777

		7,638,177

Paper & Forest Products 0.4%
2,200	Domtar Corp. (Canada)	210,914

Pharmaceuticals 7.3%
5,400	Abbott Laboratories	305,694
11,500	Bristol-Myers Squibb Co.	369,955
11,800	Eli Lilly & Co.	463,032
5,000	Forest Laboratories, Inc.*	162,600
12,700	Johnson & Johnson	826,516
19,100	Merck & Co., Inc.	729,047
46,356	Pfizer, Inc.	978,112

		3,834,956

See Notes to Financial Statements.

Prudential Strategic Value Fund	19

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Road & Rail 0.8%
6,400	Norfolk Southern Corp.	$440,960

Semiconductors & Semiconductor Equipment 3.4%
49,600	Intel Corp.	1,333,248
5,500	KLA-Tencor Corp.	266,200
5,400	Texas Instruments, Inc.	180,090

		1,779,538

Software 1.2%
6,600	CA, Inc.	178,398
5,400	Microsoft Corp.	171,396
14,400	Symantec Corp.*	256,896

		606,690

Specialty Retail 1.2%
5,100	Best Buy Co., Inc.	125,970
5,700	GameStop Corp. (Class A Stock)	129,846
7,300	Gap, Inc. (The)	170,528
5,600	Lowe’s Cos., Inc.	158,928
6,500	RadioShack Corp.	46,085

		631,357

Thrifts & Mortgage Finance 0.1%
1,500	Bankunited, Inc.	34,545

Wireless Telecommunication Services 0.4%
7,300	Telephone & Data Systems, Inc.	184,471

	Total common stocks (cost $49,027,722)	52,255,661

Exchange Traded Fund 0.5%
3,900	iShares Russell 1000 Value Index Fund	267,150

	Total exchange traded fund (cost $265,695)
	Total long-term investments (cost $49,293,417)	52,522,811

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 0.6%

Affiliated Money Market Mutual Fund
296,249	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $296,249)(a)	$296,249

	Total Investments 100.7% (cost $49,589,666; Note 5)	52,819,060
	Liabilities in excess of other assets (0.7%)	(373,921)

	Net Assets 100.0%	$52,445,139

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 29, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$52,255,661	$—	$—
Exchange Traded Fund	267,150	—
Affiliated Money Market Mutual Fund	296,249	—	—

Total	$52,819,060	$—	$—

See Notes to Financial Statements.

Prudential Strategic Value Fund	21

Portfolio of Investments

as of February 29, 2012 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2012 was as follows:

Oil, Gas & Consumable Fuels	14.6%
Pharmaceuticals	7.3
Insurance	5.7
Commercial Banks	5.6
Healthcare Providers & Services	5.1
Diversified Telecommunication Services	4.1
Diversified Financial Services	3.4
Semiconductors & Semiconductor Equipment	3.4
Multi-Utilities	3.3
Aerospace & Defense	2.9
Capital Markets	2.6
Consumer Finance	2.6
Electric Utilities	2.6
Food Products	2.4
Media	2.4
Food & Staples Retailing	2.3
Computers & Peripherals	2.1
Industrial Conglomerates	2.1
Electronic Equipment, Instruments & Components	2.0
Chemicals	1.9
Energy Equipment & Services	1.9
Household Products	1.8
Machinery	1.5
Multi-Line Retail	1.5
Household Durables	1.2
Software	1.2%
Specialty Retail	1.2
Communications Equipment	1.1
Beverages	1.0
IT Services	1.0
Airlines	0.9
Biotechnology	0.8
Containers & Packaging	0.8
Healthcare Equipment & Supplies	0.8
Road & Rail	0.8
Diversified Consumer Services	0.7
Affiliated Money Market Mutual Fund	0.6
Metals & Mining	0.6
Exchange Traded Fund	0.5
Hotels, Restaurants & Leisure	0.5
Commercial Services & Supplies	0.4
Paper & Forest Products	0.4
Wireless Telecommunication Services	0.4
Office Electronics	0.3
Construction & Engineering	0.2
Auto Components	0.1
Thrifts & Mortgage Finance	0.1

100.7
Liabilities in excess of other assets	(0.7)

100.0%

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 29, 2012	ANNUAL REPORT

Prudential Strategic Value Fund

Statement of Assets and Liabilities

as of February 29, 2012

Assets
Investments
Unaffiliated investments (cost $49,293,417)	$52,522,811
Affiliated investments (cost $296,249)	296,249
Receivable for investments sold	267,867
Dividends and interest receivable	118,037
Receivable for Fund shares sold	3,014
Prepaid expenses	412

Total assets	53,208,390

Liabilities
Payable for Fund shares reacquired	614,769
Accrued expenses	103,928
Management fee payable	26,776
Distribution fee payable	13,667
Affiliated transfer agent fee payable	2,194
Deferred trustees’ fees	1,917

Total liabilities	763,251

Net Assets	$52,445,139

Net assets were comprised of:
Shares of beneficial interest, at par	$4,977
Paid-in capital in excess of par	55,476,502

55,481,479
Undistributed net investment income	218,992
Accumulated net realized loss on investment transactions	(6,484,726)
Net unrealized appreciation on investments	3,229,394

Net assets, February 29, 2012	$52,445,139

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($19,542,620 ÷ 1,846,040 shares of beneficial interest issued and outstanding)	$10.59
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price to public	$11.21

Class B
Net asset value, offering price and redemption price per share ($1,222,939 ÷ 120,706 shares of beneficial interest issued and outstanding)	$10.13

Class C
Net asset value, offering price and redemption price per share ($11,187,451 ÷ 1,104,755 shares of beneficial interest issued and outstanding)	$10.13

Class Z
Net asset value, offering price and redemption price per share ($20,492,129 ÷ 1,905,685 shares of beneficial interest issued and outstanding)	$10.75

See Notes to Financial Statements.

Prudential Strategic Value Fund	25

Statement of Operations

Year Ended February 29, 2012

Net Investment Income
Income
Dividends	$963,065
Interest	23

Total income	963,088

Expenses
Management fee	284,687
Distribution fee—Class A	50,775
Distribution fee—Class B	13,633
Distribution fee—Class C	113,952
Custodian’s fees and expenses	64,000
Transfer agent’s fees and expenses (including affiliated expense of $11,300) (Note 3)	59,000
Registration fees	50,000
Reports to shareholders	29,000
Audit fee	22,000
Legal fees and expenses	20,000
Trustees’ fees	13,000
Insurance expenses	1,000
Miscellaneous	10,606

Total expenses	731,653

Net investment income	231,435

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	1,216,506
Net change in unrealized appreciation (depreciation) on investments	(1,235,801)

Net loss on investments	(19,295)

Net Increase In Net Assets Resulting From Operations	$212,140

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 29, 2012	February 28, 2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$231,435	$206,459
Net realized gain on investment transactions	1,216,506	232,660
Net change in unrealized appreciation (depreciation) on investments	(1,235,801)	6,612,537

Net increase in net assets resulting from operations	212,140	7,051,656

Dividends from net investment income (Note 1)
Class A	(160,799)	(56,568)
Class B	(3,003)	(2,360)
Class C	(25,338)	(16,838)
Class Z	(20,145)	(3,569)

	(209,285)	(79,335)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	20,829,160	1,804,251
Net asset value of shares issued in reinvestment of dividends	195,380	75,536
Cost of shares reacquired	(8,433,133)	(8,665,562)

Net increase (decrease) in net assets from Fund share transactions	12,591,407	(6,785,775)

Total increase	12,594,262	186,546

Net Assets:
Beginning of year	39,850,877	39,664,331

End of period(a)	$52,445,139	$39,850,877

(a) Includes undistributed net investment income of:	$218,992	$196,842

See Notes to Financial Statements.

Prudential Strategic Value Fund	27

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of four funds: Prudential Jennison Select Growth Fund, Prudential Jennison Market Neutral Fund, Prudential Real Assets Fund and Prudential Strategic Value Fund (the “Fund”). These financial statements relate to Prudential Strategic Value Fund. The financial statements of the Prudential Jennison Select Growth, Prudential Jennison Market Neutral and Prudential Real Assets Funds are not presented herein. The Trust was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund’s subadviser uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and undervalued based on price-to-earnings ratios and other value factors.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the- counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation

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procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 29, 2012 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and

Prudential Strategic Value Fund	29

Notes to Financial Statements

continued

foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified among undistributed net investment income; accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadviser, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion and .75% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80% for the year ended February 29, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees related to Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $9,607 in front-end sales charges resulting from sales of Class A shares during the year ended February 29, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

Prudential Strategic Value Fund	31

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $2,725 and $16 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders during the year ended February 29, 2012.

PI, PIMS and QMA are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 29, 2012 aggregated $26,142,267 and $13,127,342, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the year ended February 29, 2012, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets was $209,285 from ordinary income. For the year ended February 28, 2011, the tax character of dividends paid on the Statement of Changes in Net Assets was $79,335 from ordinary income.

As of February 29, 2012, the accumulated undistributed earnings on a tax basis was $220,909 of ordinary income.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$49,604,410	$7,282,343	$(4,067,693)	$3,214,650

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended February 29, 2012 (“post-enactment losses”) for an unlimited period. Post enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning before February 29, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund utilized approximately $1,226,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended February 29, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of February 29, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$ 0

Pre-Enactment Losses:
Expiring 2017	$ 568,000
Expiring 2018	5,655,000
Expiring 2019	247,000

$6,470,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Strategic Value Fund	33

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Class A	Shares	Amount
Year ended February 29, 2012:
Shares sold	80,736	$824,643
Shares issued in reinvestment of dividends	15,438	149,902
Shares reacquired	(473,959)	(4,769,313)

Net increase (decrease) in shares outstanding before conversion	(377,785)	(3,794,768)
Shares issued upon conversion from Class B	44,502	446,497
Shares reacquired upon conversion into Class Z	(64,798)	(682,967)

Net increase (decrease) in shares outstanding	(398,081)	$(4,031,238)

Year ended February 28, 2011:
Shares sold	46,130	$438,264
Shares issued in reinvestment of dividends	6,251	54,074
Shares reacquired	(570,029)	(5,258,796)

Net increase (decrease) in shares outstanding before conversion	(517,648)	(4,766,458)
Shares issued upon conversion from Class B	59,102	540,036
Shares reacquired upon conversion into Class Z	(7,193)	(68,830)

Net increase (decrease) in shares outstanding	(465,739)	$(4,295,252)

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Class B	Shares	Amount
Year ended February 29, 2012:
Shares sold	47,516	$477,370
Shares issued in reinvestment of dividends	319	2,977
Shares reacquired	(36,226)	(350,143)

Net increase (decrease) in shares outstanding before conversion	11,609	130,204
Shares reacquired upon conversion into Class A	(46,517)	(446,497)

Net increase (decrease) in shares outstanding	(34,908)	$(316,293)

Year ended February 28, 2011:
Shares sold	34,343	$307,985
Shares issued in reinvestment of dividends	272	2,267
Shares reacquired	(45,999)	(403,543)

Net increase (decrease) in shares outstanding before conversion	(11,384)	(93,291)
Shares reacquired upon conversion into Class A	(61,466)	(540,036)

Net increase (decrease) in shares outstanding	(72,850)	$(633,327)

Class C
Year ended February 29, 2012:
Shares sold	24,896	$242,542
Shares issued in reinvestment of dividends	2,505	23,324
Shares reacquired	(209,229)	(2,020,086)

Net increase (decrease) in shares outstanding before conversion	(181,828)	(1,754,220)
Shares reacquired upon conversion into Class Z	(293)	(2,447)

Net increase (decrease) in shares outstanding	(182,121)	$(1,756,667)

Year ended February 28, 2011:
Shares sold	68,682	$643,168
Shares issued in reinvestment of dividends	1,893	15,785
Shares reacquired	(282,409)	(2,494,300)

Net increase (decrease) in shares outstanding before conversion	(211,834)	(1,835,347)
Shares reacquired upon conversion into Class Z	(4,250)	(37,401)

Net increase (decrease) in shares outstanding	(216,084)	$(1,872,748)

Prudential Strategic Value Fund	35

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended February 29, 2012:
Shares sold	1,816,396	$19,284,605
Shares issued in reinvestment of dividends	1,945	19,177
Shares reacquired	(122,708)	(1,293,591)

Net increase (decrease) in shares outstanding before conversion	1,695,633	18,010,191
Shares issued upon conversion from Class A and Class Z	64,044	685,414

Net increase (decrease) in shares outstanding	1,759,677	$18,695,605

Year ended February 28, 2011:
Shares sold	44,419	$414,834
Shares issued in reinvestment of dividends	389	3,410
Shares reacquired	(53,921)	(508,923)

Net increase (decrease) in shares outstanding before conversion	(9,113)	(90,679)
Shares issued upon conversion from Class A and Class Z	11,132	106,231

Net increase (decrease) in shares outstanding	2,019	$15,552

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 17, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 29, 2012.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the

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accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Strategic Value Fund	37

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.56	$8.77	$5.76	$11.69	$14.00
Income (loss) from investment operations:
Net investment income	.09	.07	.07	.19	.20
Net realized and unrealized gain (loss) on investment transactions	.02	1.74	3.16	(5.54)	(1.38)
Total from investment operations	.11	1.81	3.23	(5.35)	(1.18)
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.02)	(.22)	(.07)	(.19)
Distributions from net realized gains	-	-	-	(.51)	(.94)
Total dividends and distributions	(.08)	(.02)	(.22)	(.58)	(1.13)
Net asset value, end of year	$10.59	$10.56	$8.77	$5.76	$11.69
Total Return(a):	1.14%	20.71%	56.74%	(46.73)%	(9.02)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,543	$23,696	$23,754	$17,508	$14,247
Average net assets (000)	$20,310	$22,888	$22,813	$24,233	$16,449
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.80%	1.78%	1.77%	1.56%	1.27%
Expenses, excluding distribution and service (12b-1) fees	1.55%	1.53%	1.52%	1.31%	1.02%
Net investment income	.89%	.81%	.96%	1.96%	1.42%
Portfolio turnover rate	36%	19%	12%	16%	11%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares through June 30, 2013.

(c) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B Shares
	Year Ended February 28/29,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.12	$8.45	$5.56	$11.30	$13.58
Income (loss) from investment operations:
Net investment income	.01	- (c)	.02	.09	.08
Net realized and unrealized gain (loss) on investment and transactions	.02	1.68	3.03	(5.32)	(1.33)
Total from investment operations	.03	1.68	3.05	(5.23)	(1.25)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.01)	(.16)	-	(.09)
Distributions from net realized gains	-	-	-	(.51)	(.94)
Total dividends and distributions	(.02)	(.01)	(.16)	(.51)	(1.03)
Net asset value, end of year	$10.13	$10.12	$8.45	$5.56	$11.30
Total Return(a):	.34%	19.93%	55.60%	(47.15)%	(9.77)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,223	$1,574	$1,931	$2,652	$35,243
Average net assets (000)	$1,363	$1,623	$2,207	$13,253	$47,942
Ratios to average net assets:
Expenses, including distribution and service (12b1) fees	2.55%	2.53%	2.52%	2.31%	2.02%
Expenses, excluding distribution and service (12b-1) fees	1.55%	1.53%	1.52%	1.31%	1.02%
Net investment income	.13%	.05%	.23%	.85%	.63%
Portfolio turnover rate	36%	19%	12%	16%	11%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Strategic Value Fund	39

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.11	$8.45	$5.56	$11.30	$13.57
Income (loss) from investment operations:
Net investment income	.01	.01	.02	.10	.09
Net realized and unrealized gain (loss) on investment transactions	.03	1.66	3.03	(5.33)	(1.33)
Total from investment operations	.04	1.67	3.05	(5.23)	(1.24)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.01)	(.16)	-	(.09)
Distributions from net realized gains	-	-	-	(.51)	(.94)
Total dividends and distributions	(.02)	(.01)	(.16)	(.51)	(1.03)
Net asset value, end of year	$10.13	$10.11	$8.45	$5.56	$11.30
Total Return(a):	.43%	19.81%	55.60%	(47.15)%	(9.70)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,187	$13,016	$12,701	$10,880	$26,334
Average net assets (000)	$11,395	$12,279	$12,804	$20,373	$34,794
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.55%	2.53%	2.52%	2.31%	2.02%
Expenses, excluding distribution and service (12b-1) fees	1.55%	1.53%	1.52%	1.31%	1.02%
Net investment income	.14%	.06%	.21%	1.09%	.63%
Portfolio turnover rate	36%	19%	12%	16%	11%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended February 28/29,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.72	$8.88	$5.83	$11.82	$14.15
Income (loss) from investment operations:
Net investment income	.11	.10	.10	.21	.23
Net realized and unrealized gain (loss) on investment transactions	.02	1.77	3.18	(5.60)	(1.39)
Total from investment operations	.13	1.87	3.28	(5.39)	(1.16)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.03)	(.23)	(.09)	(.23)
Distributions from net realized gains	-	-	-	(.51)	(.94)
Total dividends and distributions	(.10)	(.03)	(.23)	(.60)	(1.17)
Net asset value, end of year	$10.75	$10.72	$8.88	$5.83	$11.82
Total Return(a):	1.34%	21.07%	57.09%	(46.59)%	(8.81)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,492	$1,565	$1,279	$895	$2,456
Average net assets (000)	$2,517	$1,345	$1,167	$1,845	$3,363
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.43%	1.53%	1.52%	1.31%	1.02%
Expenses, excluding distribution and service (12b-1) fees	1.43%	1.53%	1.52%	1.31%	1.02%
Net investment income	1.33%	1.07%	1.21%	2.08%	1.62%
Portfolio turnover rate	36%	19%	12%	16%	11%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Strategic Value Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Strategic Value Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 23, 2012

42	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

For the fiscal year ended February 29, 2012, the Fund reports 100% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended February 29, 2012, the Fund reports 100% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

Prudential Strategic Value Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Strategic Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 60	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 60	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Strategic Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Judy A. Rice, 2012; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Strategic Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission website at www.sec.gov.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Strategic Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STRATEGIC VALUE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	74440K108	74440K207	74440K306	74440K405

MF502E    0222912-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON MARKET NEUTRAL FUND

ANNUAL REPORT • FEBRUARY 29, 2012

Fund Type

Equity Market Neutral

Objective

Long-term capital appreciation while preserving capital by using strategies designed to produce returns that have a low correlation to U.S. equity markets

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

April 16, 2012

Dear Shareholder:

After an extraordinary career at Prudential, Judy Rice retired at the end of 2011 as President of Prudential Investments and President and Trustee of the Prudential Jennison Market Neutral Fund (the Fund). While she will remain as Chairman of Prudential Investments until the end of 2012, I was named to succeed her as President of Prudential Investments and President and Trustee of the Fund effective January 1, 2012. I previously served as Executive Vice President of Retail Mutual Fund Distribution for Prudential Investments for the past six years.

Since this is my first letter to shareholders, I would like to recognize Judy for the significant contributions she made in building the Prudential Investments fund family and her unflagging commitment to helping investors like you meet the challenges of a rapidly changing investment environment. My goal is to build on Judy’s accomplishments, with a particular focus on delivering the solutions you need to address your financial goals.

I hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Market Neutral Fund

Prudential Jennison Market Neutral Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 4.07%; Class B, 4.77%; Class C, 4.77%; Class R, 4.52%; Class Z, 3.77%. Net operating expenses: Class A, 3.76%; Class B, 4.51%; Class C, 4.51%; Class R, 4.01%; Class Z, 3.51%, after contractual reduction through 6/30/2013. Net operating expenses include dividends paid on stocks sold short, which are required to be disclosed as an expense (dividend expense on short positions) and broker fees and expenses on short sales. The dividend expense on short positions will be substantially offset by market value gains on the day the dividends are announced. Without the inclusion of dividend expense on short positions and broker fees and expenses on short sales, the net expense ratios are: Class A, 1.85%; Class B, 2.60%; Class C, 2.60%; Class R, 2.10%; and Class Z, 1.60%.

Cumulative Total Returns (Without Sales Charges) as of 2/29/12
	One Year	Since Inception
Class A	1.34%	–1.60% (4/23/10)
Class B	0.52	–3.00 (4/23/10)
Class C	0.52	–3.00 (4/23/10)
Class R	N/A	0.92 (5/2/11)
Class Z	1.54	–1.20 (4/23/10)
Citigroup 3-Month T-Bill Index	0.06	—
Lipper Equity Market Neutral Funds Average	1.08	—

Average Annual Total Returns (With Sales Charges) as of 3/31/12
	One Year	Since Inception
Class A	–5.50%	–4.08% (4/23/10)
Class B	–5.69	–4.02 (4/23/10)
Class C	–1.82	–2.03 (4/23/10)
Class R	N/A	N/A (5/2/11)
Class Z	0.20	–1.04 (4/23/10)
Citigroup 3-Month T-Bill Index	0.05	—
Lipper Equity Market Neutral Funds Average	0.44	—

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Average Annual Total Returns (With Sales Charges) as of 2/29/12
	One Year	Since Inception
Class A	–4.23%	–3.84%
Class B	–4.48	–3.77
Class C	–0.48	–1.63
Class R	N/A	N/A
Class Z	1.54	–0.65

Average Annual Total Returns (Without Sales Charges) as of 2/29/12
	One Year	Since Inception
Class A	1.34%	–0.87%
Class B	0.52	–1.63
Class C	0.52	–1.63
Class R	N/A	N/A
Class Z	1.54	–0.65

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Market Neutral Fund (Class A shares) with a similar investment in the Citigroup 3-Month T-Bill Index by portraying the initial account values at the commencement of operations of Class A shares (April 30, 2010) and the account values at the end of the current fiscal year (February 29, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will

Prudential Jennison Market Neutral Fund	3

Your Fund’s Performance (continued)

vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 years of returns.

The average annual total returns take into account applicable sales charges. During the period ended February 29, 2012, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their share through brokers affiliated with Prudential. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a 12b-1 fee of 1% and a CDSC of 1% for shares sold within 12 months from the date of purchase. Class R shares are not subject to a sales charge, but have a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee or a CDSC. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense reimbursement, the Fund’s returns would have been lower.

Benchmark Definitions

Citigroup 3-Month T-Bill Index

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. Citigroup 3-Month T-Bill Index Closest Month-End to Inception cumulative total returns as of 2/29/12 is 0.18% for Class A, Class B, Class C, and Class Z; and 0.03% for Class R. Citigroup 3-Month T-Bill Index Closest Month-End to Inception average annual total returns as of 3/31/12 is 0.10% for Class A, Class B, Class C, and Class Z. Class R has been in existence for less than one year and has no average annual total return performance information available.

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Lipper Equity Market Neutral Funds Average

The Lipper Equity Market Neutral Funds Average (Lipper Average) is based on the average returns of all mutual funds in the Lipper Equity Market Neutral Funds category. Lipper Average Closest Month-End to Inception cumulative total returns as of 2/29/12 is 1.38% for Class A, Class B, Class C, and Class Z; and -0.10% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/12 is 0.82% for Class A, Class B, Class C, and Class Z. Class R has been in existence for less than one year and has no total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Citigroup 3-Month T-Bill Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Long Positions expressed as a percentage of net assets as of 2/29/12
Apple, Inc., Computers & Peripherals	4.0%
Precision Castparts Corp., Aerospace & Defense	2.2
Suncor Energy, Inc., Oil, Gas & Consumable Fuels	2.1
Mosaic Co., (The), Chemicals	2.1
Anadarko Petroleum Corp., Oil, Gas & Consumable Fuels	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions expressed as a percentage of net assets as of 2/29/12
Health Care Select Sector SPDR Fund, Exchange Traded Funds	4.7%
Technology Select Sector SPDR Fund, Exchange Traded Funds	4.6
Energy Select Sector SPDR Fund, Exchange Traded Funds	4.6
Consumer Discretionary Select Sector SPDR Fund, Exchange Traded Funds	4.6
SPDR S&P 500 ETF Trust, Exchange Traded Funds	4.5

Five Largest Industries expressed as a percentage of net assets as of 2/29/12
Computers & Peripherals	5.7%
Oil, Gas & Consumable Fuels	5.7
Food Products	5.6
Media	5.6
Pharmaceuticals	5.0

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Market Neutral Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Market Neutral Fund (the Fund) Class A shares returned 1.34% for the 12-month reporting period as of February 29, 2012, outperforming the 0.06% return of its benchmark index, the Citigroup 3-Month Treasury Bill Index. (The benchmark index does not include the effects of mutual fund operating expenses.) The Fund’s Class A shares also outperformed the 1.08% return of the Lipper Equity Market Neutral Funds Average.

What was the market environment like for investing in stocks?

•

The U.S. equity market experienced exceptional volatility during the fiscal year, with markets buffeted by political turmoil in the Middle East, a devastating earthquake and tsunami in Japan, and heightened anxiety over government debt and prospects of a global economic slowdown.

•

The market enjoyed an uptrend well into the first quarter of 2011. It then relinquished its advance in August and September as investors grew increasingly worried about the contagion effects of a European sovereign debt crisis and slowing global economic growth.

•	The market then rebounded in October as signs emerged suggesting that the economies of the U.S. and China could prove more resilient than originally thought, despite ongoing uncertainty in Europe.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Stock prices were also pressured during the summer by acrimony and political gamesmanship related to the Congressional debate over the U.S. debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems. The subsequent downgrade of U.S. long-term sovereign credit fueled additional anxiety.

•

Reductions in Gross Domestic Product (GDP) growth forecasts and corporate expectations came as prognosticators looked to gauge the impact of falling confidence across the globe. Commodity prices moved broadly lower, with oil and copper, two widely regarded barometers of economic health, finishing the summer with steep declines, and then posting noteworthy comebacks in October.

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•

The U.S. economy finished the calendar year on firmer footing as fears of an autumn slowdown failed to materialize. And at fiscal year-end, two months into 2012, despite the lack of a concrete solution to Europe’s sovereign debt problems, market sentiment appeared upbeat as most U.S. economic indicators, including employment, manufacturing, and housing, signaled accelerating improvement. Consumer confidence looked to be holding up well, as steady job gains were viewed as signs of continued growth in income.

Comments on Fund Activity

Rising stock prices can prove difficult for portfolios that employ market neutral strategies. A portfolio buys stocks that are expected to gain in value (takes long positions) and sells borrowed stocks they do not own (takes short positions). A short sale is done with the expectation that a stock can be bought at a lower price in the future to generate profits. However, if stock prices rally, a short sale can result in a loss, as a fund would have to buy the stock back at a higher price than it was sold.

Short positions in the Fund underperformed the Russell 3000 Index. Since these positions fell in share price, they contributed positively to overall returns.

Long positions in some sectors outperformed positions in corresponding sectors in the Fund’s short positions segment, including financials, industrials, information technology, and materials. In the consumer discretionary sector, the long and short segments performed in line with each other. The short segment outperformed the Fund’s long segment in all other sectors.

The long segment of the Fund, which consists of small/mid-cap, value, and growth portions, performed roughly in line with the broad equity market, as measured by the Russell 3000 Index.

The small/mid-cap portion of the long segment outperformed the Russell 2500™ style benchmark but underperformed the Russell 3000 Index.

The value portion of the long segment underperformed its style benchmark, the Russell 1000® Value Index, and the broad equity market Russell 3000 Index.

The growth portion of the long segment performed roughly in line with its style benchmark, the Russell 1000 Growth Index, but outperformed the Russell 3000 Index.

Prudential Jennison Market Neutral Fund	7

Strategy and Performance Overview (continued)

The sector-by-sector impact on the long segment’s return was mixed. An overweight stance in consumer discretionary and an underweight in financials benefited relative return versus the Russell 3000 Index, as did strong stock selection in financials and industrials.

Stock selection detracted from performance relative to the Russell 3000 Index in several sectors, most notably consumer discretionary and information technology. Despite detracting from relative performance, these sectors contributed positively to the long segment’s absolute return. Underweight positions in healthcare and utilities, as well as overweights in information technology and materials, also hurt the long segment’s relative performance.

Key individual stock contributors in the long segment included Apple in information technology, energy holding Suncor Energy, and MetLife in the financial sector, as well as Starbucks and Ralph Lauren in consumer discretionary.

•

Apple’s financial results repeatedly beat consensus forecasts by a wide margin, as sales of iPhones and iPads continued to impress investors. At the end of 2011, Apple’s gross profit margins hit an all-time high and cash flow from strong operations brought total cash to roughly $98 billion. Jennison believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains.

•

Suncor Energy, added to the long segment in mid-December 2011, proved to be one of the year’s strongest contributors. The company has natural gas operations in Western Alberta and Northeastern British Columbia, is developing oilsand basins in Northwest Canada, and also refines and markets a broad range of petroleum products. In Jennison’s view, Suncor has ample liquidity to execute its growth plans over the next several years.

•

Starbucks, another key contributor for the year, continued to benefit from strong domestic and international growth and enthusiasm about its expanded presence in the premium single-cup coffee market. Early in the year, Starbucks announced a strategic relationship with Green Mountain Coffee Roasters, which sells single-serving brewing systems for office and home use.

Key detractors included Schlumberger in energy, Express Scripts in healthcare and General Motors in consumer discretionary, and Juniper Networks and Oracle in information technology.

•	Schlumberger, the oil services company, faced adversity for much of the year owing to disruptions in the Middle East and an unfavorable pricing

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environment that hurt its international profit margins. Later in the period, it began to show improved results in its seismic data business and reported better-than-consensus fourth-quarter earnings. Jennison closed the position in January in favor of other investment candidates.

•

Express Scripts, one of the largest pharmacy benefits managers in North America, provides services to thousands of client groups. Its shares were buffeted over the period by Walgreens’ threat to withdraw from the ESRX network. Express Scripts was also affected by uncertainty about whether its proposed acquisition of Medco Health Solutions would be approved by the Federal Trade Commission (FTC). Jennison closed the position in mid-September in favor of other investment candidates with more promising risk/reward opportunities.

•

General Motors (GM) ranked among the leading detractors for the year. Jennison added the consumer discretionary stock to the long segment in early May. In Jennison’s opinion, GM emerged from bankruptcy with one of the best balance sheets in the industry, significant capacity reductions, and a competitive cost structure. GM also maintains leading market positions in China, Brazil, and Russia, which are among the fastest growing auto markets in the world. However, because of economic risks to the European auto market, increasing competition in Latin America, and concerns about a new manufacturing platform for SUVs and trucks, Jennison closed the position toward the end of the period.

Prudential Jennison Market Neutral Fund	9

Comments on Largest Holdings

4.0%	Apple, Inc., Computers & Peripherals

Please see Fund Activity section for Apple.

2.2%	Precision Castparts Corp., Aerospace & Defense

Precision Castparts manufactures metal components, including jet engine parts, primarily in the U.S. and the United Kingdom. In August, it completed its acquisition of Primus International, a global aerospace industry. Precision Castparts already supplies parts to major engine manufacturers, including General Electric, Rolls Royce, and Pratt & Whitney. The acquisition of Primus International also allows Precision Castparts direct access to Boeing and Airbus. Jennison expects Precision Castparts to benefit from strong orders, impending acquisitions, and solid business operations.

2.1%	Suncor Energy, Inc., Oil, Gas & Consumable Fuels

Please see Fund Activity section for Suncor Energy.

2.1%	Mosaic Co., (The), Chemicals

Mosaic is a global producer of phosphate and potash crop nutrients for the agriculture industry. The Fund acquired it in late May of 2011, as an attractive value opportunity. The expectation was that major U.S. crops would remain in tight supply due to inclement weather, while demand, driven in large part by Asia, would remain at record highs, exerting upward pressure on prices. Over the year, its shares fell as concerns over global growth rates reemerged, and the stock ended the period among the long segment’s key detractors. However, Jennison continues to view the company favorably as a value opportunity, as the potential market dynamics could benefit Mosaic’s earnings.

2.0%	Anadarko Petroleum Corp., Oil, Gas & Consumable Fuels

Anadarko Petroleum Corporation is an independent oil and natural gas exploration and production company with a global portfolio of assets that includes onshore resource prospects in the southern U.S., the Appalachian basin, and the Rocky Mountains. Anadarko also has interests in Algeria, Brazil, China, Indonesia, Mozambique, and West Africa. Jennison believes Anadarko has one of the best management teams in the industry, and the company’s diversified assets should allow it to grow both reserves and production at a faster rate than the industry. Jennison’s investment team sees a number of catalysts for Anadarko going forward, including active offshore exploration programs in West Africa and in the deepwater Gulf of Mexico, in addition to its Brazilian assets.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2011, at the beginning of the period, and held through the six-month period ended February 29, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Jennison Market Neutral Fund	11

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Market Neutral Fund		Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$983.00	3.86%	$19.03
	Hypothetical	$1,000.00	$1,005.67	3.86%	$19.25

Class B	Actual	$1,000.00	$978.80	4.61%	$22.68
	Hypothetical	$1,000.00	$1,001.94	4.61%	$22.95

Class C	Actual	$1,000.00	$978.80	4.61%	$22.68
	Hypothetical	$1,000.00	$1,001.94	4.61%	$22.95

Class R	Actual	$1,000.00	$982.00	4.11%	$20.25
	Hypothetical	$1,000.00	$1,004.43	4.11%	$20.48

Class Z	Actual	$1,000.00	$983.10	3.61%	$17.80
	Hypothetical	$1,000.00	$1,006.91	3.61%	$18.01

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended February 29, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of February 29, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 91.2%
LONG POSITIONS
COMMON STOCKS

Aerospace & Defense 2.2%
11,535	Precision Castparts Corp.(a)	$1,931,305
932	Teledyne Technologies, Inc.*	55,547

		1,986,852

Air Freight & Logistics 0.1%
7,902	UTi Worldwide, Inc.	127,538

Auto Components 1.9%
37,825	Lear Corp.(a)	1,710,068

Biotechnology 3.0%
12,807	Alexion Pharmaceuticals, Inc.*(a)	1,072,330
21,056	Celgene Corp.*(a)	1,543,931
1,297	Cepheid, Inc.*	52,386

		2,668,647

Capital Markets 0.4%
6,440	Eaton Vance Corp.	185,536
5,455	Waddell & Reed Financial, Inc. (Class A Stock)	172,160

		357,696

Chemicals 4.2%
3,371	Albemarle Corp.	224,239
3,673	Intrepid Potash, Inc.*	92,890
20,080	Monsanto Co.(a)	1,553,790
31,857	Mosaic Co. (The)(a)	1,839,742
12,790	Spartech Corp.*	74,182

		3,784,843

Commercial Banks 0.8%
4,600	Bank of the Ozarks, Inc.	135,010
2,678	BOK Financial Corp.	143,755
4,181	First Republic Bank*	125,388
6,400	FirstMerit Corp.	102,720
3,075	Prosperity Bancshares, Inc.	134,501
636	SVB Financial Group*	37,702

		679,076

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	13

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies 0.6%
3,297	Clean Harbors, Inc.*	$221,427
6,895	Mobile Mini, Inc.*	148,932
5,233	Waste Connections, Inc.	170,177

		540,536

Communications Equipment 1.9%
5,218	ADTRAN, Inc.	183,934
6,761	Finisar Corp.*	137,181
4,582	NETGEAR, Inc.*	172,146
18,887	QUALCOMM, Inc.(a)	1,174,394

		1,667,655

Computers & Peripherals 5.7%
6,637	Apple, Inc.*(a)	3,600,174
54,637	EMC Corp.*	1,512,899

		5,113,073

Construction & Engineering 0.7%
6,448	Chicago Bridge & Iron Co. NV	299,961
24,130	Great Lakes Dredge & Dock Corp.	171,082
3,487	URS Corp.*	152,208

		623,251

Consumer Finance 0.1%
4,146	Green Dot Corp. (Class A Stock)*	132,382

Diversified Consumer Services 0.2%
7,047	Bridgepoint Education, Inc.*	171,665

Diversified Telecommunication Services 0.3%
5,623	Lumos Networks Corp.	71,974
10,314	tw telecom, Inc.*	222,783

		294,757

Electric Utilities 0.2%
1,991	ITC Holdings Corp.	150,281

Electronic Equipment & Instruments 2.0%
233,108	Flextronics International Ltd.*(a)	1,643,411
6,453	FLIR Systems, Inc.	168,875

		1,812,286

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 3.7%
1,056	Core Laboratories NV	$128,473
1,683	Dresser-Rand Group, Inc.*	88,391
2,023	Dril-Quip, Inc.*	141,590
19,232	Ensco PLC (United Kingdom), ADR	1,121,226
9,900	Key Energy Services, Inc.*	168,894
20,700	National Oilwell Varco, Inc.(a)	1,708,371

		3,356,945

Food & Staples Retailing 0.5%
7,683	Roundy’s, Inc.*	76,830
4,868	Ruddick Corp.	199,394
3,958	United Natural Foods, Inc.*	180,168

		456,392

Food Products 5.6%
8,047	Adecoagro SA*	73,147
25,694	Bunge Ltd.(a)	1,729,720
11,652	Darling International, Inc.*	186,316
42,266	Kraft Foods, Inc. (Class A Stock)(a)	1,609,067
15,759	SunOpta, Inc.*	79,110
71,708	Tyson Foods, Inc. (Class A Stock)(a)	1,355,998

		5,033,358

Healthcare Equipment & Supplies 0.3%
6,872	Insulet Corp.*	135,516
3,418	Volcano Corp.*	95,806

		231,322

Healthcare Providers & Services 3.8%
3,618	Air Methods Corp.*	326,452
2,999	AMERIGROUP Corp.*	203,722
8,617	Bio-Reference Labs, Inc.*	173,546
4,030	Catalyst Health Solutions, Inc.*	249,941
4,129	Centene Corp.*	201,495
390	Molina Healthcare, Inc.*	13,245
2,692	MWI Veterinary Supply, Inc.*	233,046
5,280	Team Health Holdings, Inc.*	114,523
29,343	UnitedHealth Group, Inc.	1,635,872
5,050	Universal Health Services, Inc. (Class B Stock)	225,281

		3,377,123

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	15

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 3.8%
5,811	Cheesecake Factory, Inc. (The)*	$172,238
91,938	International Game Technology(a)	1,380,909
33,511	Starbucks Corp.(a)	1,627,294
5,089	Texas Roadhouse, Inc.	85,139
3,554	Vail Resorts, Inc.	149,623

		3,415,203

Household Products 0.1%
1,191	Church & Dwight Co., Inc.	56,858

Insurance 2.8%
46,083	MetLife, Inc.(a)	1,776,500
8,276	Protective Life Corp.	229,824
2,417	StanCorp Financial Group, Inc.	96,100
6,867	Symetra Financial Corp.	68,258
632	White Mountains Insurance Group Ltd.	313,611

		2,484,293

Internet & Catalog Retail 1.4%
6,185	Amazon.com, Inc.*(a)	1,111,383
12,833	Vitacost.com, Inc.*	104,332

		1,215,715

Internet Software & Services 1.8%
11,587	Baidu, Inc. (China), ADR*(a)	1,583,943
300	Brightcove, Inc.*	4,470

		1,588,413

IT Services 2.7%
1,815	Alliance Data Systems Corp.*	220,269
2,763	Gartner, Inc.*	111,238
3,673	Global Payments, Inc.	189,600
5,583	InterXion Holding NV*	88,100
3,789	MasterCard, Inc. (Class A Stock)(a)	1,591,380
3,986	ServiceSource International, Inc.*	66,965
2,423	Wright Express Corp.*	149,935

		2,417,487

Life Sciences Tools & Services 0.1%
6,839	Bruker Corp.*	109,629

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery 1.8%
4,198	AGCO Corp.*	$216,743
2,548	CIRCOR International, Inc.	84,364
5,947	Colfax Corp.*	202,317
2,073	Crane Co.	100,686
2,507	Graco, Inc.	128,308
5,542	IDEX Corp.	231,656
2,341	Pentair, Inc.	90,128
4,047	RBC Bearings, Inc.*	184,179
4,138	Watts Water Technologies, Inc. (Class A Stock)	163,616
5,092	Woodward, Inc.	222,877

		1,624,874

Media 5.6%
6,185	Cinemark Holdings, Inc.	129,390
57,567	Comcast Corp. (Class A Stock)(a)	1,691,319
2,758	John Wiley & Sons, Inc. (Class A Stock)	125,213
33,538	Liberty Global, Inc. (Series C Stock)*(a)	1,608,147
31,608	Viacom, Inc. (Class B Stock)(a)	1,505,173

		5,059,242

Metals & Mining 3.8%
1,319	Compass Minerals International, Inc.	95,034
37,503	Freeport-McMoRan Copper & Gold, Inc.(a)	1,596,128
14,208	Hecla Mining Co.	72,177
124,995	Kinross Gold Corp.(a)	1,384,945
18,188	McEwen Mining, Inc.*	95,123
3,681	Reliance Steel & Aluminum Co.	197,743

		3,441,150

Multiline Retail 0.1%
2,279	Big Lots, Inc.*	99,934

Oil, Gas & Consumable Fuels 5.7%
21,615	Anadarko Petroleum Corp.(a)	1,818,254
1,436	Berry Petroleum Co. (Class A Stock)	77,487
4,139	Bill Barrett Corp.*	120,983
10,647	Kodiak Oil & Gas Corp.*	103,170
15,658	Quicksilver Resources, Inc.*	86,745
5,058	Rosetta Resources, Inc.*	258,160
21,186	Southwestern Energy Co.*(a)	700,409

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	17

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
51,753	Suncor Energy, Inc.(a)	$1,860,003
1,836	Whiting Petroleum Corp.*	107,663

		5,132,874

Personal Products 1.8%
27,058	Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	1,583,975

Pharmaceuticals 5.0%
16,954	Allergan, Inc.(a)	1,518,909
11,860	Novo Nordisk A/S (Denmark), ADR(a)	1,664,314
2,910	Salix Pharmaceuticals Ltd.*	143,521
10,759	Shire PLC (Ireland), ADR(a)	1,125,929

		4,452,673

Professional Services 0.4%
4,359	Corporate Executive Board Co. (The)	180,637
5,188	FTI Consulting, Inc.*	207,883

		388,520

Real Estate Investment Trusts 2.7%
19,975	American Tower Corp.	1,250,035
10,937	Capstead Mortgage Corp.	145,462
44,828	Chimera Investment Corp.	137,622
11,496	CreXus Investment Corp.	128,180
13,633	DCT Industrial Trust, Inc.	77,163
26,485	Hersha Hospitality Trust	133,220
27,660	MFA Financial, Inc.	201,918
849	Mid-America Apartment Communities, Inc.	52,952
6,632	Starwood Property Trust, Inc.	130,916
12,845	Summit Hotel Properties, Inc.	118,302

		2,375,770

Road & Rail 0.3%
10,815	Heartland Express, Inc.	156,493
2,254	Kansas City Southern*	156,833

		313,326

Semiconductors & Semiconductor Equipment 0.9%
8,643	ATMI, Inc.*	190,405
6,363	Cavium, Inc.*	227,350

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
2,622	Hittite Microwave Corp.*	$149,926
6,580	Power Integrations, Inc.	245,434

		813,115

Software 2.6%
6,328	Ariba, Inc.*	199,142
3,457	CommVault Systems, Inc.*	178,277
2,061	Informatica Corp.*	101,319
4,992	QLIK Technologies, Inc.*	151,108
11,655	Salesforce.com, Inc.*(a)	1,668,530

		2,298,376

Specialty Retail 2.2%
8,996	American Eagle Outfitters, Inc.	130,802
7,447	Express, Inc.*	177,239
103,237	Staples, Inc.(a)	1,513,454
3,093	Williams-Sonoma, Inc.	119,390

		1,940,885

Textiles, Apparel & Luxury Goods 4.2%
1,913	Deckers Outdoor Corp.*	143,016
22,404	Lululemon Athletica, Inc.*(a)	1,501,516
3,059	PVH Corp.	260,046
9,331	Ralph Lauren Corp.(a)	1,621,075
2,523	Vera Bradley, Inc.*	92,594
2,589	Warnaco Group, Inc. (The)*	152,000

		3,770,247

Thrifts & Mortgage Finance 0.1%
1,655	WSFS Financial Corp.	63,701

Wireless Telecommunication Services 3.1%
139,200	MetroPCS Communications, Inc.*(a)	1,433,760
41,435	NII Holdings, Inc.*(a)	740,858
6,570	NTELOS Holdings Corp.	152,752
9,656	SBA Communications Corp. (Class A Stock)*	453,156

		2,780,526

	Total long-term investments (cost $65,450,382)	81,702,532

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	19

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 10.5%

Affiliated Money Market Mutual Fund
9,413,759	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (Note 3)(b) (cost $9,413,759)	$9,413,759

	Total Investments, Before Securities Sold Short 101.7% (cost $74,864,141)	91,116,291

SECURITIES SOLD SHORT (89.8)%
COMMON STOCKS (54.0)%

Aerospace & Defense (1.4)%
17,494	Honeywell International, Inc.	(1,042,118)
7,396	Textron, Inc.	(203,464)

		(1,245,582)

Air Freight & Logistics (1.1)%
615	C.H. Robinson Worldwide, Inc.	(40,695)
11,861	United Parcel Service, Inc. (Class B Stock)	(911,992)

		(952,687)

Airlines (0.3)%
29,211	Southwest Airlines Co.	(262,315)

Automobiles
3,242	Ford Motor Co.	(40,136)

Beverages (0.7)%
9,471	PepsiCo, Inc.	(596,105)

Biotechnology (0.1)%
1,012	Amylin Pharmaceuticals, Inc.*	(17,295)
883	Ardea Biosciences, Inc.*	(18,826)
130	Biogen Idec, Inc.*	(15,141)
2,033	NPS Pharmaceuticals, Inc.*	(13,865)
841	Pharmacyclics, Inc.*	(21,185)

		(86,312)

Building Products (0.3)%
8,212	Owens Corning*	(259,910)

Capital Markets (1.3)%
5,906	Affiliated Managers Group, Inc.*	(628,339)

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
466	LPL Investment Holdings, Inc.*	$(15,891)
8,833	T. Rowe Price Group, Inc.	(544,024)

		(1,188,254)

Chemicals (0.9)%
3,981	Ashland, Inc.	(253,033)
1,104	Chemtura Corp.*	(17,134)
1,518	Dow Chemical Co. (The)	(50,868)
377	Praxair, Inc.	(41,093)
5,429	Sigma-Aldrich Corp.	(389,748)
358	Valspar Corp.	(16,593)

		(768,469)

Commercial Banks (1.5)%
2,195	CIT Group, Inc.*	(89,358)
1,111	Glacier Bancorp, Inc.	(15,332)
22,975	Hancock Holding Co.	(780,001)
37,799	Regions Financial Corp.	(217,722)
11,686	SunTrust Banks, Inc.	(268,311)

		(1,370,724)

Commercial Services & Supplies (1.0)%
1,066	Covanta Holding Corp.	(17,408)
523	Republic Services, Inc.	(15,601)
9,694	Stericycle, Inc.*	(841,148)

		(874,157)

Communications Equipment (1.7)%
5,092	Aruba Networks, Inc.*	(109,936)
68,796	Cisco Systems, Inc.	(1,367,665)
1,195	JDS Uniphase Corp.*	(15,583)
1,380	Motorola Mobility Holdings, Inc.*	(54,786)

		(1,547,970)

Computers & Peripherals (0.7)%
13,427	Hewlett-Packard Co.	(339,837)
14,027	NCR Corp.*	(304,667)

		(644,504)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	21

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering
711	Quanta Services, Inc.*	$(14,860)

Containers & Packaging (0.4)%
15,306	Owens-Illinois, Inc.*	(365,813)

Diversified Financial Services (1.1)%
121,434	Bank of America Corp.	(967,829)

Diversified Telecommunication Services (2.5)%
56,517	AT&T, Inc.	(1,728,855)
12,397	Verizon Communications, Inc.	(472,450)

		(2,201,305)

Electrical Equipment
303	Emerson Electric Co.	(15,244)

Electronic Equipment & Instruments (1.0)%
12,987	National Instruments Corp.	(345,454)
10,220	Trimble Navigation Ltd.*	(513,964)

		(859,418)

Energy Equipment & Services (2.0)%
4,614	Lufkin Industries, Inc.	(367,459)
5,621	SEACOR Holdings, Inc.*	(555,804)
14,661	Tidewater, Inc.	(872,330)

		(1,795,593)

Food Products (1.0)%
237	Post Holdings, Inc.*	(7,380)
476	Ralcorp Holdings, Inc.*	(35,510)
44,401	Sara Lee Corp.	(899,120)

		(942,010)

Healthcare Equipment & Supplies (1.6)%
480	C.R. Bard, Inc.	(44,938)
10,224	Edwards Lifesciences Corp.*	(747,681)
28,954	Hologic, Inc.*	(600,217)
234	Varian Medical Systems, Inc.*	(15,268)

		(1,408,104)

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Technology (0.5)%
13,351	Allscripts Healthcare Solutions, Inc.*	$(257,941)
3,616	Quality Systems, Inc.	(155,018)

		(412,959)

Hotels, Restaurants & Leisure (1.8)%
15,061	Las Vegas Sands Corp.*	(837,542)
22,780	Marriott International, Inc. (Class A Stock)	(803,679)

		(1,641,221)

Household Durables (0.8)%
31,077	Newell Rubbermaid, Inc.	(568,709)
223	NVR, Inc.*	(154,316)

		(723,025)

Household Products (1.3)%
707	Clorox Co. (The)	(47,800)
17,220	Procter & Gamble Co. (The)	(1,162,695)

		(1,210,495)

Independent Power Producers & Energy Traders (0.2)%
13,147	AES Corp. (The)*	(178,273)

Industrial Conglomerates (1.3)%
181	3M Co.	(15,855)
295	Danaher Corp.	(15,585)
60,393	General Electric Co.	(1,150,487)

		(1,181,927)

Insurance (4.5)%
29,569	Allstate Corp. (The)	(929,354)
16,905	Berkshire Hathaway, Inc. (Class B Stock)*	(1,326,197)
24,436	Cincinnati Financial Corp.	(859,414)
3,892	Endurance Specialty Holdings Ltd.	(149,686)
422	Hanover Insurance Group, Inc. (The)	(17,226)
235	PartnerRe Ltd.	(14,909)
5,655	RenaissanceRe Holdings Ltd.	(406,934)
16,243	XL Group PLC	(337,854)

		(4,041,574)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	23

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet & Catalog Retail (0.1)%
641	Netflix, Inc.*	$(70,978)
625	Shutterfly, Inc.*	(17,100)

		(88,078)

Internet Software & Services (1.3)%
13,908	Akamai Technologies, Inc.*	(500,688)
885	AOL, Inc.*	(15,895)
130	Equinix, Inc.*	(18,223)
41,105	Yahoo!, Inc.*	(609,587)

		(1,144,393)

IT Services (1.0)%
284	Automatic Data Processing, Inc.	(15,427)
2,210	Computer Sciences Corp.	(70,189)
2,090	Fiserv, Inc.*	(138,567)
20,459	Paychex, Inc.	(640,367)

		(864,550)

Life Sciences Tools & Services (1.5)%
7,827	Life Technologies Corp.*	(370,295)
88	Mettler-Toledo International, Inc.*	(15,865)
16,386	Thermo Fisher Scientific, Inc.*	(927,775)

		(1,313,935)

Machinery (0.5)%
2,701	Harsco Corp.	(60,043)
7,588	PACCAR, Inc.	(349,124)

		(409,167)

Media (1.9)%
30,412	Thomson Reuters Corp.	(881,340)
33,993	Virgin Media, Inc.	(856,623)

		(1,737,963)

Metals & Mining (0.8)%
9,963	Allied Nevada Gold Corp.*	(342,827)
9,664	Nucor Corp.	(420,674)

		(763,501)

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multiline Retail
380	J.C. Penney Co., Inc.	$(15,048)

Oil, Gas & Consumable Fuels (2.9)%
3,893	Alpha Natural Resources, Inc.*	(72,254)
2,794	El Paso Corp.	(77,701)
16,306	Exxon Mobil Corp.	(1,410,469)
8,978	Oasis Petroleum, Inc.*	(287,924)
6,532	Pioneer Natural Resources Co.	(716,169)
419	Plains Exploration & Production Co.*	(18,465)

		(2,582,982)

Pharmaceuticals (1.9)%
288	Abbott Laboratories	(16,304)
458	Hospira, Inc.*	(16,314)
21,058	Merck & Co., Inc.	(803,784)
34,357	Warner Chilcott PLC (Class A Stock)*	(574,792)
4,657	Watson Pharmaceuticals, Inc.*	(271,596)

		(1,682,790)

Professional Services
343	Manpower, Inc.	(14,773)

Real Estate Investment Trusts (3.8)%
1,049	AvalonBay Communities, Inc.	(136,024)
3,973	Boston Properties, Inc.	(403,458)
9,575	Equity Residential	(544,722)
993	General Growth Properties, Inc.	(16,156)
3,323	Health Care REIT, Inc.	(180,904)
29,706	Host Hotels & Resorts, Inc.	(468,760)
860	Kimco Realty Corp.	(15,807)
465	Liberty Property Trust	(15,773)
21,032	Plum Creek Timber Co., Inc.	(823,613)
13,765	Ventas, Inc.	(769,739)

		(3,374,956)

Real Estate Management & Development
827	CBRE Group, Inc. (Class A Stock)*	(15,159)

Road & Rail (0.2)%
12,371	Hertz Global Holdings, Inc.*	(176,905)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	25

Portfolio of Investments

as of February 29, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (2.3)%
593	Cree, Inc.*	$(17,962)
30,697	LSI Corp.*	(263,994)
34,401	Micron Technology, Inc.*	(294,129)
1,161	Microsemi Corp.*	(24,288)
69,868	ON Semiconductor Corp.*	(633,703)
354	Silicon Laboratories, Inc.*	(15,859)
23,465	Texas Instruments, Inc.	(782,558)

		(2,032,493)

Software (3.4)%
20,272	Adobe Systems, Inc.*	(666,746)
573	Advent Software, Inc.*	(14,743)
249	ANSYS, Inc.*	(15,732)
22,146	Autodesk, Inc.*	(838,226)
12,799	Citrix Systems, Inc.*	(956,597)
4,618	Concur Technologies, Inc.*	(272,231)
525	Microsoft Corp.	(16,663)
8,081	Parametric Technology Corp.*	(215,763)
559	Pegasystems, Inc.	(15,697)
473	Rovi Corp.*	(16,782)
997	Take-Two Interactive Software, Inc.*	(15,404)

		(3,044,584)

Thrifts & Mortgage Finance (0.8)%
20,547	BankUnited, Inc.	(473,197)
5,825	Hudson City Bancorp, Inc.	(39,901)
22,579	TFS Financial Corp.*	(211,114)

		(724,212)

Tobacco (0.6)%
6,862	Philip Morris International, Inc.	(573,114)

	Total common stocks sold short (proceeds $(46,395,290))	(48,355,378)

EXCHANGE TRADED FUNDS (35.8)%
94,800	Consumer Discretionary Select Sector SPDR Fund	(4,095,360)
121,825	Consumer Staples Select Sector SPDR Fund	(4,048,245)
55,319	Energy Select Sector SPDR Fund	(4,142,287)
20,573	Financial Select Sector SPDR Fund	(303,452)

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

EXCHANGE TRADED FUNDS (Continued)
115,255	Health Care Select Sector SPDR Fund	$(4,169,926)
107,225	Industrial Select Sector SPDR Fund	(3,989,842)
14,450	Materials Select Sector SPDR Fund	(534,939)
29,650	SPDR S&P 500 ETF Trust	(4,058,195)
143,981	Technology Select Sector SPDR Fund	(4,163,931)
74,899	Utilities Select Sector SPDR Fund	(2,613,975)

	Total exchange traded funds sold short (proceeds $(29,733,327))	(32,120,152)

	Total securities sold short (proceeds $(76,128,617))	(80,475,530)

	Total Investments, Net of Securities Sold Short 11.9% (proceeds $(1,264,476); Note 5)	10,640,761
	Other assets in excess of liabilities 88.1%	78,993,502

	Net Assets 100.0%	$89,634,263

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.
(a)	All or a portion of the security is segregated as collateral in connection with the short positions carried by the Fund.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	27

Portfolio of Investments

as of February 29, 2012 continued

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 29, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$81,702,532	$—	$—
Affiliated Money Market Mutual Fund	9,413,759	—	—
Common Stocks Sold Short	(48,355,378)	—	—
Exchange Traded Funds Sold Short	(32,120,152)	—	—

Total	$10,640,761	$—	$—

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 29, 2012 was as follows:

Affiliated Money Market Mutual Fund	10.5%
Computers & Peripherals	5.7
Oil, Gas & Consumable Fuels	5.7
Food Products	5.6
Media	5.6
Pharmaceuticals	5.0
Chemicals	4.2
Textiles, Apparel & Luxury Goods	4.2
Healthcare Providers & Services	3.8
Hotels, Restaurants & Leisure	3.8
Metals & Mining	3.8
Energy Equipment & Services	3.7
Wireless Telecommunication Services	3.1
Biotechnology	3.0
Insurance	2.8
IT Services	2.7
Real Estate Investment Trusts	2.7
Software	2.6
Aerospace & Defense	2.2
Specialty Retail	2.2
Electronic Equipment & Instruments	2.0
Auto Components	1.9
Communications Equipment	1.9
Internet Software & Services	1.8
Machinery	1.8
Personal Products	1.8
Internet & Catalog Retail	1.4
Semiconductors & Semiconductor Equipment	0.9%
Commercial Banks	0.8
Construction & Engineering	0.7
Commercial Services & Supplies	0.6
Food & Staples Retailing	0.5
Capital Markets	0.4
Professional Services	0.4
Diversified Telecommunication Services	0.3
Healthcare Equipment & Supplies	0.3
Road & Rail	0.3
Diversified Consumer Services	0.2
Electric Utilities	0.2
Air Freight & Logistics	0.1
Consumer Finance	0.1
Household Products	0.1
Life Sciences Tools & Services	0.1
Multiline Retail	0.1
Thrifts & Mortgage Finance	0.1
Biotechnology	(0.1)
Internet & Catalog Retail	(0.1)
Independent Power Producers & Energy Traders	(0.2)
Road & Rail	(0.2)
Airlines	(0.3)
Building Products	(0.3)
Containers & Packaging	(0.4)
Healthcare Technology	(0.5)

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Machinery	(0.5)%
Tobacco	(0.6)
Beverages	(0.7)
Computers & Peripherals	(0.7)
Household Durables	(0.8)
Metals & Mining	(0.8)
Thrifts & Mortgage Finance	(0.8)
Chemicals	(0.9)
Commercial Services & Supplies	(1.0)
Electronic Equipment & Instruments	(1.0)
Food Products	(1.0)
IT Services	(1.0)
Air Freight & Logistics	(1.1)
Diversified Financial Services	(1.1)
Capital Markets	(1.3)
Household Products	(1.3)
Industrial Conglomerates	(1.3)
Internet Software & Services	(1.3)
Aerospace & Defense	(1.4)
Commercial Banks	(1.5)
Life Sciences Tools & Services	(1.5)%
Healthcare Equipment & Supplies	(1.6)
Communications Equipment	(1.7)
Hotels, Restaurants & Leisure	(1.8)
Media	(1.9)
Pharmaceuticals	(1.9)
Energy Equipment & Services	(2.0)
Semiconductors & Semiconductor Equipment	(2.3)
Diversified Telecommunication Services	(2.5)
Oil, Gas & Consumable Fuels	(2.9)
Software	(3.4)
Real Estate Investment Trusts	(3.8)
Insurance	(4.5)
Exchange Traded Funds	(35.8)

11.9
Other assets in excess of liabilities	88.1

100.0%

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	29

Statement of Assets and Liabilities

as of February 29, 2012

Assets
Investments at value:
Unaffiliated investments (cost $65,450,382)	$81,702,532
Affiliated investments (cost $9,413,759)	9,413,759
Deposit with broker for securities sold short	79,009,212
Receivable for Fund shares sold	472,123
Receivable for investments sold	66,175
Dividends receivable	28,201
Prepaid expenses	905

Total assets	170,692,907

Liabilities
Securities sold short, at value (proceeds $76,128,617)	80,475,530
Payable for Fund shares reacquired	243,513
Accrued expenses	116,974
Management fee payable	99,945
Dividends payable on securities sold short	74,377
Payable for investments purchased	27,546
Distribution fee payable	19,353
Affiliated transfer agent fee payable	1,406

Total liabilities	81,058,644

Net Assets	$89,634,263

Net assets were comprised of:
Shares of beneficial interest, at par	$9,115
Paid-in capital in excess of par	86,646,274

86,655,389
Accumulated net investment loss	(360,644)
Accumulated net realized loss on investment and short sale transactions	(8,565,719)
Net unrealized appreciation on investments and short sales	11,905,237

Net assets, February 29, 2012	$89,634,263

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($20,287,329 ÷ 2,061,812 shares of beneficial interest issued and outstanding)	$9.84
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price to public	$10.41

Class B
Net asset value, offering price and redemption price per share ($2,324,887 ÷ 239,637 shares of beneficial interest issued and outstanding)	$9.70

Class C
Net asset value, offering price and redemption price per share ($16,680,969 ÷ 1,719,533 shares of beneficial interest issued and outstanding)	$9.70

Class R
Net asset value, offering price and redemption price per share ($1,010 ÷ 102.7 shares of beneficial interest issued and outstanding)	$9.83

Class Z
Net asset value, offering price and redemption price per share ($50,340,068 ÷ 5,093,814 shares of beneficial interest issued and outstanding)	$9.88

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	31

Statement of Operations

Year Ended February 29, 2012

Net Investment Income
Income
Unaffiliated dividend income	$925,338
Affiliated dividend income	16,938

Total income	942,276

Expenses
Management fee	1,493,833
Distribution fee—Class A	71,757
Distribution fee—Class B	22,722
Distribution fee—Class C	192,781
Distribution fee—Class R	4
Dividend expense on short positions	1,810,120
Custodian’s fees and expenses	91,000
Broker fees and expenses on short sales	90,648
Transfer agent’s fees and expenses (including affiliated expense of $7,600) (Note 3)	87,000
Registration fees	72,000
Audit fee	30,000
Reports to shareholders	29,000
Legal fees and expenses	19,000
Trustees’ fees	12,000
Insurance	2,000
Loan interest expense (Note 7)	182
Miscellaneous	13,975

Total expenses	4,038,022
Less: Management fee waiver (Note 2)	(256,314)

Net expenses	3,781,708

Net investment loss	(2,839,432)

Realized And Unrealized Gain (Loss) On Investment And Short Sales
Net realized gain (loss) on:
Investment transactions	5,112,009
Short sale transactions	(5,079,917)

32,092

Net change in unrealized appreciation (depreciation) on:
Investments	(3,011,726)
Short sales	6,852,654

3,840,928

Net gain on investments and short sales	3,873,020

Net Increase In Net Assets Resulting From Operations	$1,033,588

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended February 29, 2012	April 23, 2010* through February 28, 2011
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(2,839,432)	$(1,994,066)
Net realized gain (loss) on investment and short sale transactions	32,092	(7,555,484)
Net change in unrealized appreciation (depreciation) on investments and short sales	3,840,928	8,064,309

Net increase (decrease) in net assets resulting from operations	1,033,588	(1,485,241)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	54,732,088	164,170,703
Cost of shares reacquired	(84,177,597)	(44,639,278)

Net increase (decrease) in net assets from Fund share transactions	(29,445,509)	119,531,425

Total increase (decrease)	(28,411,921)	118,046,184

Net Assets:
Beginning of period	118,046,184	—

End of period	$89,634,263	$118,046,184

*	Commencement of investment operations.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	33

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of four funds: Prudential Jennison Market Neutral Fund (the “Fund”), Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Market Neutral Fund. The Fund commenced investment operations on April 23, 2010. The financial statements of the Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund and Prudential Real Assets Fund are not presented herein. The Trust was established as a Delaware business trust on January 28, 2000.

The investment objective of the Fund is long-term capital appreciation while preserving capital by using strategies designed to produce returns that have a low correlation to U.S. equity markets.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors

34	Visit our website at www.prudentialfunds.com

influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Short Sales: The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized at all times by cash deposits with the prime broker and securities held in a segregated account at the custodian. The short stock rebate, when in excess of expenses is included in the Statement of Operations and represents the net income earned on short sale proceeds held on deposit with the prime broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. Dividends declared on short positions are recorded on the ex-dividend date as an expense on the Statement of Operations and included in the expense ratio in the Financial Highlights. Liability for securities sold short is reported at market value on the Statement of Assets and Liabilities. The Fund records a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund records a gain if the price of the security declines between those dates. Short selling involves the off-balance sheet risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Prudential Jennison Market Neutral Fund	35

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income on long positions and dividend expense on short positions is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises

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the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

PI has contractually agreed until June 30, 2013 to waive a portion of their management fee and/or reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, dividend expenses related to short sales, taxes, interest, brokerage commissions and certain extraordinary expenses) to each class of shares to not exceed 1.60% of the Fund’s daily average net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Funds’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it has received $49,296 in front-end sales charges resulting from sales of Class A shares, during the year ended February 29, 2012. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 29, 2012, it received $4,316, $7,754 and $9,957 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison Market Neutral Fund	37

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 29, 2012, were $78,780,679 and $108,533,791, respectively. Portfolio securities short sales and purchases to cover were $327,449,135 and $353,751,705, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and short sale transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and short sale transactions and paid-in capital in excess of par. For the year ended February 29, 2012, the adjustments were to decrease accumulated net investment loss by $2,662,319, increase accumulated net realized loss on investment and short sale transactions by $700,442 and decrease paid-in capital in excess of par by $1,961,877 due to difference in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, securities sold short and net operating loss. Net investment loss, net realized gain on investment and short sale transactions and net assets were not affected by these changes.

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For the year ended February 29, 2012, there were no distributions paid by the Fund.

As of February 29, 2012, the Fund did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$80,095,377	$11,679,723	$(658,809)	$11,020,914	$(4,346,913)	$6,674,001

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. Other cost basis adjustments are primarily attributable to securities sold short.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended February 29, 2012 (“post-enactment losses”) for an unlimited period. Post enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning before February 29, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund utilized approximately $23,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended February 29, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of February 29, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2019	$315,000

The Fund elected to treat post-October capital losses of approximately $3,020,000 and certain late-year ordinary income losses of approximately $361,000 as having been incurred in the fiscal year ending February 28, 2013.

Prudential Jennison Market Neutral Fund	39

Notes to Financial Statements

continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A shares or Class C shares to Class Z shares and Class Z shares to Class A shares of the Fund. Class C shares are sold with a CDSC of 1% during the first 12 months. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

At February 29, 2012, 102.7 shares of Class R were owned by Prudential.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2012:
Shares sold	1,077,057	$10,593,460
Shares reacquired	(2,383,562)	(23,366,219)

Net increase (decrease) in shares outstanding before conversion	(1,306,505)	(12,772,759)
Shares issued upon conversion from Class B and Class Z	5,282	52,113
Shares reacquired upon conversion into Class Z	(649,634)	(6,514,923)

Net increase (decrease) in shares outstanding	(1,950,857)	$(19,235,569)

Period ended February 28, 2011*:
Shares sold	5,341,252	$52,305,311
Shares reacquired	(1,328,809)	(13,037,352)

Net increase (decrease) in shares outstanding before conversion	4,012,443	39,267,959
Shares issued upon conversion from Class B	713	7,110
Shares reacquired upon conversion into Class Z	(487)	(4,874)

Net increase (decrease) in shares outstanding	4,012,669	$39,270,195

Class B
Year ended February 29, 2012:
Shares sold	66,173	$646,635
Shares reacquired	(37,431)	(361,303)

Net increase (decrease) in shares outstanding before conversion	28,742	285,332
Shares reacquired upon conversion into Class A	(1,615)	(15,577)

Net increase (decrease) in shares outstanding	27,127	$269,755

Period ended February 28, 2011*:
Shares sold	230,827	$2,260,767
Shares reacquired	(17,600)	(172,058)

Net increase (decrease) in shares outstanding before conversion	213,227	2,088,709
Shares reacquired upon conversion into Class A	(717)	(7,110)

Net increase (decrease) in shares outstanding	212,510	$2,081,599

Prudential Jennison Market Neutral Fund	41

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended February 29, 2012:
Shares sold	713,260	$6,945,269
Shares reacquired	(1,056,310)	(10,313,504)

Net increase (decrease) in shares outstanding before conversion	(343,050)	(3,368,235)
Shares reacquired upon conversion into Class Z	(12,175)	(118,996)

Net increase (decrease) in shares outstanding	(355,225)	$(3,487,231)

Period ended February 28, 2011*:
Shares sold	2,402,932	$23,770,665
Shares reacquired	(325,921)	(3,192,469)

Net increase (decrease) in shares outstanding before conversion	2,077,011	20,578,196
Shares reacquired upon conversion into Class Z	(2,253)	(22,458)

Net increase (decrease) in shares outstanding	2,074,758	$20,555,738

Class R
Period ended February 29, 2012**:
Shares sold	102.7	$1,000

Net increase (decrease) in shares outstanding	102.7	$1,000

Class Z
Year ended February 29, 2012:
Shares sold	3,697,865	$36,545,724
Shares reacquired	(5,115,213)	(50,136,571)

Net increase (decrease) in shares outstanding before conversion	(1,417,348)	(13,590,847)
Shares issued upon conversion from Class A and Class C	659,671	6,633,919
Shares reacquired upon conversion into Class A	(3,670)	(36,536)

Net increase (decrease) in shares outstanding	(761,347)	$(6,993,464)

Period ended February 28, 2011*:
Shares sold	8,724,864	$85,833,960
Shares reacquired	(2,872,428)	(28,237,399)

Net increase (decrease) in shares outstanding before conversion	5,852,436	57,596,561
Shares issued upon conversion from Class A and Class C	2,725	27,332

Net increase (decrease) in shares outstanding	5,855,161	$57,623,893

*	Commenced operations on April 23, 2010.
**	Commenced offering on May 2, 2011.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The

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purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the line of credit during the year ended February 29, 2012. The average daily balance for the 4 days that the Fund had loans outstanding during the period was approximately $1,089,000, borrowed at a weighted average interest rate of 1.51%. At February 29, 2012, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Jennison Market Neutral Fund	43

Financial Highlights

Class A Shares
	Year Ended February 29,	April 23, 2010(a) through February 28,
	2012(f)	2011(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.71	$10.00
Income (loss) from investment operations:
Net investment loss	(.27)	(.22)
Net realized and unrealized loss on investment and short sale transactions	.40	(.07)
Total from investment operations	.13	(.29)
Net asset value, end of period	$9.84	$9.71
Total Return(b):	1.34%	(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,287	$38,979
Average net assets (000)	$28,703	$25,708
Ratios to average net assets(c)(d)(e):
Expenses, including distribution and service (12b-1) fees	3.76%	3.58%	(g)
Expenses, excluding distribution and service (12b-1) fees	3.51%	3.33%	(g)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	(g)
Net investment loss	(2.81)%	(2.62)%	(g)
Portfolio turnover rate	236%	236%	(h)

(a) Commencement of operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including distribution and service (12b-1) fees and net investment loss ratios would have been 4.02% and (3.07)%, respectively, for the year ended February 29, 2012 and 3.92% and (2.96)%, respectively, for the period ended February 28, 2011.

(f) Calculated based on average shares outstanding during the period.

(g) Annualized.

(h) Not annualized.

See Notes to Financial Statements.

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Class B Shares
	Year Ended February 29,	April 23, 2010(a) through February 28,
	2012(e)	2011(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.65	$10.00
Income (loss) from investment operations:
Net investment loss	(.35)	(.28)
Net realized and unrealized gain (loss) on investment and short sale transactions	.40	(.07)
Total from investment operations	.05	(.35)
Net asset value, end of period	$9.70	$9.65
Total Return(b):	.52%	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,325	$2,051
Average net assets (000)	$2,272	$1,190
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	4.51%	4.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.51%	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	(f)
Net investment loss	(3.56)%	(3.37)%	(f)
Portfolio turnover rate	236%	236%	(g)

(a) Commencement of operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including distribution and service (12b-1) fees and net investment loss ratios would have been 4.77% and (3.82)%, respectively, for the year ended February 29, 2012 and 4.67% and (3.71)%, respectively, for the period ended February 28, 2011.

(e) Calculated based on average shares outstanding during the period.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	45

Financial Highlights

continued

Class C Shares
	Year Ended February 29,	April 23, 2010(a) through February 28,
	2012(e)	2011(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.65	$10.00
Income (loss) from investment operations:
Net investment loss	(.35)	(.28)
Net realized and unrealized gain (loss) on investment and short sale transactions	.40	(.07)
Total from investment operations	.05	(.35)
Net asset value, end of period	$9.70	$9.65
Total Return(b):	.52%	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,681	$20,024
Average net assets (000)	$19,278	$11,469
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	4.51%	4.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.51%	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	(f)
Net investment loss	(3.56)%	(3.37)%	(f)
Portfolio turnover rate	236%	236%	(g)

(a) Commencement of operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including distribution and service (12b-1) fees and net investment loss ratios would have been 4.77% and (3.82)%, respectively, for the year ended February 29, 2012 and 4.67% and (3.71)%, respectively, for the period ended February 28, 2011.

(e) Calculated based on average shares outstanding during the period.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

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Class R Shares
	May 2, 2011(a) through February 29,
	2012(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.74
Income (loss) from investment operations:
Net investment loss	(.25)
Net realized and unrealized gain on investment and short sale transactions	.34
Total from investment operations	.09
Net asset value, end of period	$9.83
Total Return(b):	.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1
Average net assets (000)	$1
Ratios to average net assets(c)(d)(e):
Expenses, including distribution and service (12b-1) fees	4.01%	(g)
Expenses, excluding distribution and service (12b-1) fees	3.51%	(g)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	(g)
Net investment loss	(3.05)%	(g)
Portfolio turnover rate	236%	(h)

(a) Commencement of offering.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the annualized expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 4.27% and (3.31)%, respectively, for the period ended February 29, 2012.

(f) Calculated based on average shares outstanding during the period.

(g) Annualized.

(h) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	47

Financial Highlights

continued

Class Z Shares
	Year Ended February 29,	April 23, 2010(a) through February 28,
	2012(e)	2011(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.73	$10.00
Income (loss) from investment operations:
Net investment loss	(.25)	(.20)
Net realized and unrealized gain (loss) on investment and short sale transactions	.40	(.07)
Total from investment operations	.15	(.27)
Net asset value, end of period	$9.88	$9.73
Total Return(b):	1.54%	(2.70)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$50,340	$56,993
Average net assets (000)	$49,335	$52,147
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	3.51%	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.51%	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	(f)
Net investment loss	(2.56)%	(2.37)%	(f)
Portfolio turnover rate	236%	236%	(g)

(a) Commencement of operations.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including distribution and service (12b-1) fees and net investment loss ratios would have been 3.77% and (2.82)%, respectively, for the year ended February 29, 2012 and 3.67% and (2.71)%, respectively, for the period ended February 28, 2011.

(e) Calculated based on average shares outstanding during the period.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Market Neutral Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 29, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 23, 2010 (commencement of operations) to February 28, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 23, 2012

Prudential Jennison Market Neutral Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison Market Neutral Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 60	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 60	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Jennison Market Neutral Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Judy A. Rice, 2012; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Market Neutral Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission website at www.sec.gov.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Market Neutral Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON MARKET NEUTRAL FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJNAX	PJNBX	PJNCX	PJNRX	PJNZX
CUSIP	74440K850	74440K843	74440K835	74440K769	74440K827

MF206E    0222914-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL REAL ASSETS FUND

ANNUAL REPORT • FEBRUARY 29, 2012

Fund Type

Real Assets

Objective

Long-term real return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

April 16, 2012

Dear Shareholder:

After an extraordinary career at Prudential, Judy Rice retired at the end of 2011 as President of Prudential Investments and President and Trustee of the Prudential Real Assets Fund (the Fund). While she will remain as Chairman of Prudential Investments until the end of 2012, I was named to succeed her as President of Prudential Investments and President and Trustee of the Fund effective January 1, 2012. I previously served as Executive Vice President of Retail Mutual Fund Distribution for Prudential Investments for the past six years.

Since this is my first letter to shareholders, I would like to recognize Judy for the significant contributions she made in building the Prudential Investments fund family and her unflagging commitment to helping investors like you meet the challenges of a rapidly changing investment environment. My goal is to build on Judy’s accomplishments, with a particular focus on delivering the solutions you need to address your financial goals.

I hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Assets Fund

Prudential Real Assets Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.13%; Class B, 2.80%; Class C, 2.82%; Class Z, 1.87%. Net operating expenses: Class A, 1.75%; Class B, 2.50%; Class C, 2.50%; Class Z, 1.50%, after contractual reduction through 6/30/2013.

Cumulative Total Returns (Without Sales Charges) as of 2/29/12
	One Year	Since Inception
Class A	2.46%	4.30%
Class B	1.78	3.51
Class C	1.79	3.41
Class Z	2.81	4.67
Customized Blend Index	1.11	3.75
Barclays Capital U.S. TIPS Index	14.57	15.78
Lipper Flexible Portfolio Funds Average	1.81	5.15

Average Annual Total Returns (With Sales Charges) as of 3/31/12
	One Year	Since Inception
Class A	–5.05%	–2.14%
Class B	–5.15	–1.51
Class C	–1.18	1.68
Class Z	0.73	2.66
Customized Blend Index	–0.83	1.69
Barclays Capital U.S. TIPS Index	12.20	11.47
Lipper Flexible Portfolio Funds Average	1.48	4.35

Average Annual Total Returns (With Sales Charges) as of 2/29/12
	One Year	Since Inception
Class A	–3.18%	–1.23%
Class B	–3.22	–0.42
Class C	0.79	2.91
Class Z	2.81	3.98

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Average Annual Total Returns (Without Sales Charges) as of 2/29/12
	One Year	Since Inception
Class A	2.46%	3.67%
Class B	1.78	3.00
Class C	1.79	2.91
Class Z	2.81	3.98

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Assets Fund (Class A shares) with a similar investment in the Customized Blend Index and Barclays Capital U.S. TIPS Index, by portraying the initial account values at the commencement of operations for Class A shares (December 30, 2010) and the account values at the end of the current fiscal year (February 29, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Real Assets Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception date: 12/30/10

The average annual total returns take into account applicable sales charges. During the year ended February 29, 2012, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through brokers affiliated with Prudential. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a 12b-1 fee of 1% and a CDSC of 1% for shares sold within 12 months from the date of purchase. Class Z shares are not subject to a 12b-1 fee or a CDSC. The returns in the tables and graph reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a waiver of fees and/or expense reimbursement, the Fund’s returns would have been lower.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index (Customized Blend) is a benchmark for the Prudential Real Assets Fund. It is a model portfolio consisting of the Dow Jones-UBS Commodity Index (33.3%), Morgan Stanley Capital International (MSCI) World Real Estate Net Dividend (ND) Index (33.3%) and Barclays Capital U.S. TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Dow Jones-UBS Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). MSCI World Real Estate Index is a sub-index of MSCI World Index and represents only securities in the GICS Real Estate Industry Group.

Barclays Capital U.S. TIPS Index

The Barclays Capital U.S. Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Lipper Flexible Portfolio Funds Average

Funds in the Lipper Flexible Portfolio Funds Average (Lipper Average) allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/29/12
Prudential Jennison Utility Fund (Class Z), Affiliated Mutual Funds	14.8%
Prudential US Real Estate Fund (Class Z), Affiliated Mutual Funds	7.9
Prudential International Real Estate Fund (Class Z), Affiliated Mutual Funds	5.8
Prudential Jennison Natural Resources Fund, Inc. (Class Q), Affiliated Mutual Funds	4.6
U.S. Treasury Inflationary Indexed Bonds, TIPS, 2.375%, 01/15/17 - 01/15/27, U.S. Treasury Obligations	4.1

Holdings reflect only long-term investments and are subject to change.

Allocations expressed as a percentage of net assets as of 2/29/12
U.S. Treasury Obligations	38.0%
Affiliated Mutual Funds	33.0
Common Stocks	1.5

Allocations reflect only long-term investments and are subject to change.

Prudential Real Assets Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ending February 29, 2012, the Prudential Real Assets Fund Class A shares rose 2.46%, underperforming the 14.57% return of its primary benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (the TIPS Index). The Fund outperformed the 1.11% return of the Customized Blend Index (the Secondary Index), which is composed of an equally weighted mix of commodities, TIPS, and real estate investment trusts (REITs). (Benchmark indexes do not include effects of mutual fund operating expenses.) The Fund also outperformed the 1.81% return of the Lipper Flexible Portfolio Funds Average.

What were market conditions like during the reporting period?

Though equity market conditions were volatile through the Fund’s fiscal year, the Standard & Poor’s (S&P) 500 Index posted a 5.09% total return for the reporting period.

•

The U.S. stock market rallied in the first months of the reporting period on indications of continued global expansion. It relinquished much of its advance through most of 2011, however, as investor worries about government debt and slowing economic growth drove heightened volatility. The market regained a positive trajectory in the reporting period’s final months, on renewed evidence of economic growth.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, a devastating earthquake and tsunami in Japan, and slowing growth in China.

•

The U.S. economy finished the period on firmer footing as fears of a slowdown failed to materialize. Into the end of the reporting period, most economic indicators, including employment, manufacturing, and housing, signaled accelerating improvement.

What were risk conditions like during the reporting period?

The CBOE Volatility Index® (the VIX®) is a key measure of market expectations of near-term volatility that is sometimes known as the “investor fear gauge”.

•	The VIX spiked to a level of 48.0 in early August as the sovereign debt crisis in Europe escalated and roiled equities markets.

•

Towards the end of 2011 as policy makers in Europe became more aggressive in their efforts to address the debt crisis, the VIX began to subside, as equities began to rise. It ended the reporting period in February at 18.43, slightly lower

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than where it was a year ago. Since 1998, the historical average for the VIX is around 20.0.

•	Quantitative Management Associates’ (QMA) proprietary model, which seeks to identify long-term trends in investor risk appetite, continued to signal that investors were risk averse.

Which asset allocation strategies contributed most to the Fund?

The best-performing segment of the Fund was invested in Treasury Inflation-Protected Securities (TIPS), which rose in the double digits as investors clamored for the safety of U.S. government bonds.

•

In light of the risk environment, the Fund held a large exposure to TIPS, significantly helping performance relative to the Secondary Index. Average TIPS exposure over the reporting period was 35.0% for the Fund versus 33.0% in the Secondary Index.

•	Other segments that made positive contributions to performance included the Prudential US Real Estate Fund and the Prudential Jennison Utility Fund, which experienced moderate, positive returns

•

The Fund had an underweight exposure to commodities and international real estate that helped performance relative to the Secondary Index, since these two asset classes declined over the reporting period.

•

The Fund’s average exposure to commodities and real estate during the reporting period was 17.5% and 12.1%, respectively, versus a 33.0% allocation to both commodities and real estate holdings in the Secondary Index.

•

The CoreCommodities segment (formerly, Jefferies Commodities Segment)[1] of the Fund outperformed the Dow Jones UBS Commodity Total Return Index, further contributing to performance relative to the Secondary Index.

Which asset allocation strategies detracted most from the Fund?

•	The worst-performing segment was the Prudential Jennison Natural Resources Fund, which posted a double-digit decline.

•

The gold/defensive segment was also a detractor from the Fund’s performance, as it declined moderately, while gold bullion rose in the double digits. Holdings in this segment consisted of a combination of gold stocks, VIX futures, and cash. The VIX futures held by the Fund helped to partially offset

1 Jefferies Asset Management, LLC changed its name in April 2012, and is now known as CoreCommodity Management, LLC.

Prudential Real Assets Fund	7

Strategy and Performance Overview (continued)

the poor performance of the gold mining stocks, which suffered a double-digit decline. A futures trade involves a contractual agreement to buy or sell a commodity or financial instrument at a pre-determined price in the future.

•	The Prudential International Real Estate Fund declined moderately versus the FTSE EPRA/NAREIT Developed ex-U.S. Net Index, which declined marginally.

How did the Fund’s derivatives holdings impact performance?

The Fund’s strategies that hold derivatives had an overall positive impact on relative performance.

•

The CoreCommodities segment is a portfolio within the Fund that consists of futures contracts on individual commodities. This segment declined moderately during the reporting period, which was less than the decline of the Dow Jones-UBS Commodity Total Return Index.

•

The gold/defensive segment holds VIX futures in combination with gold stocks and cash in an effort to approximate the performance of gold bullion. As of October 2011, the Fund added gold futures to the segment. As described above, this segment underperformed gold bullion.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2011, at the beginning of the period, and held through the six-month period ended February 29, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Prudential Real Assets Fund	9

Fees and Expenses (continued)

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Assets Fund		Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,017.60	1.75%	$8.78
	Hypothetical	$1,000.00	$1,016.16	1.75%	$8.77

Class B	Actual	$1,000.00	$1,014.20	2.50%	$12.52
	Hypothetical	$1,000.00	$1,012.43	2.50%	$12.51

Class C	Actual	$1,000.00	$1,014.20	2.50%	$12.52
	Hypothetical	$1,000.00	$1,012.43	2.50%	$12.51

Class Z	Actual	$1,000.00	$1,019.80	1.50%	$7.53
	Hypothetical	$1,000.00	$1,017.40	1.50%	$7.52

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended February 29, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Consolidated Portfolio of Investments

as of February 29, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS—72.5%
AFFILIATED MUTUAL FUNDS—33.0%
413,628	Prudential International Real Estate Fund (Class Z)	$3,863,287
57,507	Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	3,094,429
884,328	Prudential Jennison Utility Fund (Class Z)	9,913,313
469,806	Prudential US Real Estate Fund (Class Z)	5,271,226

	TOTAL AFFILIATED MUTUAL FUNDS (cost $20,640,807)(w)	22,142,255

COMMON STOCKS—1.5%

Metals & Mining
2,500	Agnico-Eagle Mines Ltd. (Canada)	90,750
1,400	AngloGold Ashanti Ltd., ADR (South Africa)	59,430
2,700	Barrick Gold Corp. (Canada)	128,871
2,200	Cia de Minas Buenaventura SA, ADR (Peru)	88,286
3,950	Gold Fields Ltd., ADR (South Africa)	60,712
1,950	Goldcorp, Inc. (Canada)	94,575
8,400	Harmony Gold Mining Co. Ltd., ADR (South Africa)	106,848
22,200	Hecla Mining Co.	112,776
5,950	Kinross Gold Corp. (Canada)	65,926
1,100	Newmont Mining Corp.	65,340
1,150	Randgold Resources Ltd., ADR (United Kingdom)	131,939

	TOTAL COMMON STOCKS (cost $1,005,214)	1,005,453

Principal Amount (000)#
U.S. TREASURY OBLIGATIONS—38.0%
	U.S. Treasury Inflationary Indexed Bonds, TIPS
$1,870	0.125%, 04/15/16 - 01/15/22	2,008,260
735	0.50%, 04/15/15	815,505
1,565	0.625%, 04/15/13 - 07/15/21	1,722,956
300	0.75%, 02/15/42	300,158
1,190	1.125%, 01/15/21	1,403,084
1,240	1.25%, 04/15/14 - 07/15/20	1,468,313
1,010	1.375%, 07/15/18 - 01/15/20	1,225,293
1,360	1.625%, 01/15/15 - 01/15/18	1,741,158
495	1.75%, 01/15/28	654,164
1,725	1.875%, 07/15/13 - 07/15/19	2,230,814
2,025	2.00%, 01/15/14 - 01/15/26	2,716,572

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	11

Consolidated Portfolio of Investments

as of February 29, 2012 continued

Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATIONS (Continued)
$1,490	2.125%, 01/15/19 - 02/15/41	$2,050,419
1,910	2.375%, 01/15/17 - 01/15/27	2,774,137
1,020	2.50%, 07/15/16 - 01/15/29	1,394,479
360	2.625%, 07/15/17	475,939
160	3.375%, 04/15/32	320,132
485	3.625%, 04/15/28	1,025,886
525	3.875%, 04/15/29	1,142,962

	TOTAL U.S. TREASURY OBLIGATIONS (cost $23,500,813)	25,470,231

	TOTAL LONG-TERM INVESTMENTS (cost $45,146,834)	48,617,939

SHORT-TERM INVESTMENTS—15.2%

U.S. TREASURY OBLIGATIONS(k)(n)—10.9%
	U.S. Treasury Bills
6,500	0.005%, 04/05/12(p)	6,499,668
200	0.025%, 06/28/12	199,937
350	0.05%, 06/28/12(p)	349,890
250	0.06%, 06/28/12(p)	249,922

	TOTAL U.S. TREASURY OBLIGATIONS (cost $7,299,844)	7,299,417

Shares
AFFILIATED MONEY MARKET MUTUAL FUND—4.3%
2,909,250	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $2,909,250)(w)	2,909,250

	TOTAL SHORT-TERM INVESTMENTS (cost $10,209,094)	10,208,667

	TOTAL INVESTMENTS—87.7% (cost $55,355,928; Note 5)	58,826,606
	Other assets in excess of liabilities(x)—12.3%	8,230,404

	NET ASSETS—100.0%	$67,057,010

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

TIPS—Treasury Inflation-Protected Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.

See Notes to Consolidated Financial Statements.

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*	Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(p)	Represents security held in the Cayman Subsidiary.
(w)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at February 29, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 29, 2012	Unrealized Depreciation(1)
	Long Position:
10	CBOE VIX Index	Apr. 2012	$248,850	$240,000	$(8,850)

(1)	U.S. Treasury Obligation with a market value of $199,937 has been segregated to cover requirements for open futures contracts as of February 29, 2012.

Commodity futures contracts open at February 29, 2012(2):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 29, 2012	Unrealized Appreciation (Depreciation)(3)
	Long Positions:
2	Brent Crude	May 2012	$222,720	$243,120	$20,400
3	Brent Crude	Sep. 2012	343,270	356,580	13,310
1	Coffee ‘C’	May 2012	83,475	76,219	(7,256)
1	Coffee ‘C’	Sept. 2012	88,294	78,188	(10,106)
4	Copper	May 2012	388,075	387,950	(125)
4	Copper	Sept. 2012	393,425	389,850	(3,575)
10	Corn	May 2012	321,513	329,000	7,487
9	Corn	Jul. 2012	295,250	297,225	1,975
2	Cotton No. 2	May 2012	93,650	90,440	(3,210)
1	Gasoline RBOB	May 2012	130,003	136,530	6,527
1	Gasoline RBOB	Jun. 2012	130,070	135,341	5,271
37	Gold 100 OZ	Apr. 2012	6,332,910	6,331,810	(1,100)
1	Heating Oil	May 2012	131,649	134,610	2,961
2	Heating Oil	Jun. 2012	264,142	269,169	5,027
3	Lean Hogs	Apr. 2012	104,070	107,310	3,240
3	Lean Hogs	Oct. 2012	103,360	106,680	3,320

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	13

Consolidated Portfolio of Investments

as of February 29, 2012 continued

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 29, 2012	Unrealized Appreciation (Depreciation)(3)
	Long Positions (cont’d.):
4	Live Cattle	Apr. 2012	$200,430	$207,600	$7,170
3	Live Cattle	Jun. 2012	152,330	152,670	340
1	LME Copper	Mar. 2012	228,275	212,425	(15,850)
1	LME Nickel	Mar. 2012	110,730	115,116	4,386
1	LME Nickel	May 2012	129,204	115,470	(13,734)
2	LME Nickel	Oct. 2012	251,940	232,380	(19,560)
6	LME PRI Aluminum	Mar. 2012	312,406	344,175	31,769
6	LME PRI Aluminum	May 2012	334,888	348,525	13,637
10	LME PRI Aluminum	Aug. 2012	578,281	589,437	11,156
6	LME PRI Aluminum	Oct. 2012	334,632	357,000	22,368
3	LME Zinc	Mar. 2012	144,981	157,387	12,406
3	LME Zinc	May 2012	159,131	158,325	(806)
1	LME Zinc	Jun. 2012	48,319	52,950	4,631
1	LME Zinc	Jul. 2012	48,831	53,075	4,244
1	LME Zinc	Aug. 2012	51,925	53,200	1,275
7	LME Zinc	Oct. 2012	374,107	374,369	262
17	Natural Gas	May 2012	468,280	460,700	(7,580)
3	Natural Gas	Nov. 2012	97,400	93,630	(3,770)
2	Silver	May 2012	338,785	346,420	7,635
6	Soybean	May 2012	376,037	396,000	19,963
6	Soybean	Nov. 2012	380,637	386,700	6,063
5	Soybean Oil	May 2012	158,874	163,410	4,536
6	Soybean Oil	Jul. 2012	194,424	197,532	3,108
7	Sugar #11 (World)	May 2012	186,581	196,078	9,497
8	Sugar #11 (World)	Jul. 2012	210,481	217,907	7,426
8	Wheat	May 2012	262,837	267,200	4,363
7	Wheat	Sept. 2012	231,412	243,775	12,363
5	WTI Crude	May 2012	501,440	537,600	36,160
5	WTI Crude	Dec. 2012	512,170	539,300	27,130

					234,734

	Short Positions:
1	LME Copper	Mar. 2012	175,175	212,425	(37,250)
1	LME Nickel	Mar. 2012	128,796	115,116	13,680
1	LME Nickel	Oct. 2012	121,308	116,190	5,118
6	LME PRI Aluminum	Mar. 2012	331,488	344,176	(12,688)
1	LME PRI Aluminum	May 2012	52,025	58,088	(6,063)
5	LME PRI Aluminum	Aug. 2012	279,978	294,719	(14,741)
6	LME PRI Aluminum	Oct. 2012	350,856	357,000	(6,144)
3	LME Zinc	Mar. 2012	158,207	157,388	819

See Notes to Consolidated Financial Statements.

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Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 29, 2012	Unrealized Appreciation (Depreciation)(3)
	Short Positions (cont’d.):
1	LME Zinc	Jun. 2012	$48,669	$52,950	$(4,281)
1	LME Zinc	Jul. 2012	49,750	53,075	(3,325)
1	LME Zinc	Aug. 2012	51,481	53,200	(1,719)
4	LME Zinc	Oct. 2012	204,453	213,925	(9,472)

					(76,066)

					$158,668

(2)	Represents positions held in the Cayman Subsidiary.
(3)	U.S. Treasury Obligations with a market value of $2,099,735 has been segregated to cover requirements for open futures contracts as of February 29, 2012. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of February 29, 2012.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	15

Consolidated Portfolio of Investments

as of February 29, 2012 continued

The following is a summary of the inputs used as of February 29, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$25,051,505	$—	$—
Common Stocks	1,005,453	—	—
U.S. Treasury Obligations	—	32,769,648	—
Other Financial Instruments*
Futures	149,818	—	—

Total	$26,206,776	$32,769,648	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 29, 2012 were as follows:

Investment Type
U.S. Treasury Obligations	48.9%
Affiliated Mutual Funds	37.3
Common Stocks	1.5

87.7
Other assets in excess of liabilities	12.3

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and commodity risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

See Notes to Consolidated Financial Statements.

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Fair values of derivative instruments as of February 29, 2012 as presented in the Consolidated Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	—	$—		Due to broker—variation margin	$8,850	*
Commodity contracts	Due to broker—variation margin	341,023	*	Due to broker—variation margin	182,355	*

Total		$341,023			$191,205

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended February 29, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$99,129
Commodity contracts	(407,028)

Total	$(307,899)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(44,700)
Commodity contracts	38,255

Total	$(6,445)

For the year ended February 29, 2012, the Fund’s average value at trade date for futures long position was $11,536,727 and for futures short position was $1,167,813.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	17

Consolidated Statement of Assets and Liabilities

as of February 29, 2012

Assets
Investments at value:
Unaffiliated investments (cost $31,805,871)	$33,775,101
Affiliated investments (cost $23,550,057)	25,051,505
Cash	8,582,014
Receivable for investments sold	869,972
Receivable for Fund shares sold	87,840
Dividends and interest receivable	63,089
Prepaid expenses	412

Total assets	68,429,933

Liabilities
Payable for investments purchased	824,068
Due to broker-variation margin	298,808
Accrued expenses	102,518
Payable for fund shares reacquired	97,911
Management fee payable	42,029
Distribution fee payable	6,362
Affiliated transfer agent fee payable	1,227

Total Liabilities	1,372,923

Net Assets	$67,057,010

Net assets were comprised of:
Shares of beneficial interest, at par	$6,513
Paid-in capital in excess of par	64,987,705

64,994,218
Distributions in excess of net investment income	(155,810)
Accumulated net realized loss on investment transactions	(1,401,894)
Net unrealized appreciation on investments	3,620,496

Net assets, February 29, 2012	$67,057,010

See Notes to Consolidated Financial Statements.

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Class A:
Net asset value and redemption price per share ($12,795,524 ÷ 1,243,418 shares of beneficial interest issued and outstanding)	$10.29
Maximum sales charge (5.50% of offering price)	.60

Maximum offering price to public	$10.89

Class B:
Net asset value, offering price and redemption price per share ($1,035,035 ÷ 100,631 shares of beneficial interest issued and outstanding)	$10.29

Class C:
Net asset value, offering price and redemption price per share ($3,855,894 ÷ 375,065 shares of beneficial interest issued and outstanding)	$10.28

Class Z:
Net asset value, offering price and redemption price per share ($49,370,557 ÷ 4,793,434 shares of beneficial interest issued and outstanding)	$10.30

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	19

Consolidated Statement of Operations

Year Ended February 29, 2012

Net Investment Income
Income
Interest income	$614,714
Affiliated dividend income	345,843
Unaffiliated dividend income (net of foreign withholding taxes of $1,598)	19,955

Total income	980,512

Expenses
Management fee	412,478
Distribution fee—Class A	22,958
Distribution fee—Class B	6,330
Distribution fee—Class C	25,582
Offering expenses	249,000
Custodian’s fees and expenses	65,000
Audit fee	45,000
Registration fees	45,000
Reports to shareholders	24,000
Transfer agent’s fees and expenses (including affiliated expense of $5,000) (Note 3)	19,000
Trustees’ fees	9,000
Legal fees and expenses	8,000
Insurance	1,000
Miscellaneous	23,104

Total expenses	955,452
Advisory fee waiver and expense reimbursement (Note 2)	(210,547)

Net expenses	744,905

Net investment income	235,607

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated $(619,786))	(792,169)
Net capital gain distribution received (including affiliated $10,178)	10,178
Futures transactions	(307,899)

(1,089,890)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $796,180)	2,773,157
Futures	(6,445)

2,766,712

Net gain on investments	1,676,822

Net Increase In Net Assets Resulting From Operations	$1,912,429

See Notes to Consolidated Financial Statements.

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Consolidated Statement of Changes in Net Assets

	Year Ended February 29, 2012	December 30, 2010* through February 28, 2011
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$235,607	$(30,790)
Net realized loss on investment transactions	(1,089,890)	(61,646)
Net change in unrealized appreciation (depreciation) on investments	2,766,712	853,784

Net increase in net assets resulting from operations	1,912,429	761,348

Dividends from net investment income (Note 1)
Class A	(140,831)	—
Class B	(4,124)	—
Class C	(16,441)	—
Class Z	(736,752)	—

	(898,148)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	26,678,052	41,947,017
Net asset value of shares issued in reinvestment of dividends and distributions	857,335	—
Cost of shares reacquired	(4,181,665)	(19,358)

Net increase in net assets resulting from Fund share transactions	23,353,722	41,927,659

Total increase	24,368,003	42,689,007

Net Assets
Beginning of period	42,689,007	—

End of period(a)	$67,057,010	$42,689,007

(a) Includes undistributed net investment income of:	$—	$208,489

*	Commencement of operations.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	21

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was established on January 28, 2000, as a Delaware Business Trust. The Trust operates as a series company. At February 29, 2012, the Trust consisted of four investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. The information presented in these consolidated financial statements pertains to Prudential Real Assets Fund (the “Fund”), a non-diversified series of the Trust. The Fund commenced investment operations on December 30, 2010. The investment objective of the Fund is to seek long-term real return.

The Fund wholly-owns and controls the Prudential Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary.

The Subsidiary commenced operations on January 3, 2011. The Fund commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting rules relating to reporting of a wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or

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Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance to recent Commodity Futures Trading Commission rule amendments.

As of February 29, 2012, the Fund held $15,369,643 in the Subsidiary, representing 22.9% of the Fund’s net assets.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of these consolidated financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

Prudential Real Assets Fund	23

Notes to Consolidated Financial Statements

continued

are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investments; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices

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of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs) and in ETFs whose returns are linked to commodities or commodity indices within the limits of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Prudential Real Assets Fund	25

Notes to Consolidated Financial Statements

continued

Inflation-Protected Securities: The Fund may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Consolidated Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PI has entered into subadvisory agreements with Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and Bache Asset Management, Inc., (“Bache”) (formerly, Prudential Bache Asset Management, Inc.,

Prudential Real Assets Fund	27

Notes to Consolidated Financial Statements

continued

(“PBAM”)) until October 3, 2011, each a Subadviser and together, the Subadvisers. Effective October 3, 2011, PI has entered into a new subadvisory agreement with Jefferies Asset Management LLC (“Jefferies”). Effective on or about April 16, 2012 Jefferies will change its name to CoreCommodity Management, LLC. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the average daily net assets of the Fund.

The Subsidiary has entered into a separate management agreement with PI whereby PI provides advisory and other services to the Subsidiary substantially similar to the services provided by PI to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of ..60% of the average daily net assets of the Subsidiary. PI has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PI also had entered into two separate Subadvisory Agreements with QMA and Bache (formerly, PBAM) relating to the Subsidiary. The Subadvisory Agreement between PI and Bache terminated on October 3, 2011. Effective October 3, 2011, PI has entered into a new subadvisory agreement with Jefferies.

PI has contractually agreed to limit net annual fund operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including Acquired Fund dividend and interest expense on short sales), brokerage, taxes (including Acquired Fund taxes), extraordinary and certain other expenses) of each class of shares to 1.50% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued

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daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $111,347 in front-end sales charges resulting from sales of Class A shares, during the year ended February 29, 2012. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 29, 2012, it received $3,772 and $838 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIMS, QMA, PIM, PBAM (through June 30, 2011) and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 29, 2012, aggregated $38,079,759 and $21,435,168, respectively. United States government securities represent $16,817,648 and $6,203,222 of those purchases and sales, respectively.

Prudential Real Assets Fund	29

Notes to Consolidated Financial Statements

continued

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended February 29, 2012 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Prudential International Real Estate Fund (Class Z)	$2,738,071	$5,004,015	$3,825,000	$108,515	$3,863,287
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	4,103,279	2,243,000	2,675,000	—	3,094,429
Prudential Jennison Utility Fund (Class Z)	4,782,724	5,994,783	1,445,000	194,783	9,913,313
Prudential US Real Estate Fund (Class Z)	3,263,049	5,136,940	3,355,000	44,440	5,271,226

	$14,887,123	$18,378,738	$11,300,000	$347,738	$22,142,255

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended February 29, 2012, the adjustments were to decrease distributions in excess of net investment income by $298,242, increase accumulated net realized loss on investment transactions by $49,716 and decrease paid-in capital in excess of par by $248,526 due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary, tax treatment of dividends received from regulated investment companies and disallowed expenses. Net investment income, net realized loss on investment transactions and net assets were not affected by this change.

For the year ended February 29, 2012, the tax character of dividends paid as reflected in the Consolidated Statement of Changes in Net Assets was $898,148 from ordinary income. For the period ended February 28, 2011, there were no distributions paid by the Fund.

As of February 29, 2012, the accumulated undistributed earnings on a tax basis was $8,689 of ordinary income.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$56,518,175	$3,995,621	$(1,687,190)	$2,308,431

The difference between book basis and tax basis was attributable to deferred losses on wash sales and the tax treatment of the investment in the Subsidiary.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 29, 2012 of approximately $54,000. Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses for an unlimited period. Additionally, these capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund utilized approximately $55,000 of its capital losses to offset net taxable gains realized in the fiscal year ended February 29, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $195,000 and certain late-year ordinary income losses of approximately $150,000 as having been incurred in the fiscal year ending February 28, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly

Prudential Real Assets Fund	31

Notes to Consolidated Financial Statements

continued

basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A, Class B or Class C to Class Z shares of the Fund. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of February 29, 2012, Prudential owned 101 Class A shares, 101 Class B shares, 101 Class C shares and 4,064,783 Class Z shares of the Fund.

Transaction in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2012:
Shares sold	1,355,192	$13,708,751
Shares issued in reinvestment of dividends and distributions	10,922	108,367
Shares reacquired	(203,844)	(2,048,242)

Net increase (decrease) in shares outstanding before conversion	1,162,270	11,768,876
Shares issued upon conversion from Class B	3,160	31,785

Net increase (decrease) in shares outstanding	1,165,430	$11,800,661

Period December 30, 2010* through February 28, 2011:
Shares sold	77,988	$784,301
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	77,988	$784,301

Class B
Year ended February 29, 2012:
Shares sold	108,238	$1,094,158
Shares issued in reinvestment of dividends and distributions	336	3,333
Shares reacquired	(12,199)	(121,739)

Net increase (decrease) in shares outstanding before conversion	96,375	975,752
Shares reaquired upon conversion into Class A	(3,168)	(31,785)

Net increase (decrease) in shares outstanding	93,207	$943,967

Period December 30, 2010* through February 28, 2011:
Shares sold	7,424	$74,197
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	7,424	$74,197

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Class C	Shares	Amount
Year ended February 29, 2012:
Shares sold	351,442	$3,538,630
Shares issued in reinvestment of dividends and distributions	1,580	15,691
Shares reacquired	(32,001)	(318,416)

Net increase (decrease) in shares outstanding	321,021	$3,235,905

Period December 30, 2010* through February 28, 2011:
Shares sold	54,044	$538,945
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	54,044	$538,945

Class Z
Year ended February 29, 2012:
Shares sold	834,213	$8,336,513
Shares issued in reinvestment of dividends and distributions	73,487	729,944
Shares reacquired	(167,394)	(1,693,268)

Net increase (decrease) in shares outstanding	740,306	$7,373,189

Period December 30, 2010* through February 28, 2011:
Shares sold	4,055,077	$40,549,574
Shares reacquired	(1,949)	(19,358)

Net increase (decrease) in shares outstanding	4,053,128	$40,530,216

*	Commencement of operations.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Companies pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Companies had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The Fund did not utilize the SCA during the year ended February 29, 2012.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for

Prudential Real Assets Fund	33

Notes to Consolidated Financial Statements

continued

Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not yet been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended February 29, 2012(b)		December 30, 2010(e) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.18		$10.00
Income (loss) from investment operations:
Net investment income (loss)	.01		(.01)
Net realized and unrealized gain on investments	.24		.19
Total from investment operations	.25		.18
Less Dividends and Distributions:
Dividends from net investment income	(.14)		-
Total dividends and distributions	(.14)		-
Net asset value, end of period	$10.29		$10.18
Total Return(a):	2.46%		1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,796		$794
Average net assets (000)	$9,183		$115
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.46%	(h)	1.45%	(f)(h)
Expenses, excluding distribution and service (12b-1) fees	1.21%	(h)	1.20%	(f)(h)
Net investment income (loss)	.09%	(h)	(.42)%	(f)(h)
Portfolio turnover rate	52%		4%	(g)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

(h) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees, and net investment loss ratio would have been 1.79%, 1.54%, and (.24)%, respectively, for the year ended February 29, 2012 and 4.93%, 4.68% and (3.90)%, respectively, for the period ended February 28, 2011.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended February 29, 2012(b)		December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.17		$10.00
Income (loss) from investment operations:
Net investment loss	(.08)		(.02)
Net realized and unrealized gain on investments	.26		.19
Total from investment operations	.18		.17
Less Dividends and Distributions:
Dividends from net investment income	(.06)		-
Total dividends and distributions	(.06)		-
Net asset value, end of period	$10.29		$10.17
Total Return(a):	1.78%		1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,035		$76
Average net assets (000)	$633		$47
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.21	%(f)	2.20	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.21	%(f)	1.20	%(e)(f)
Net investment loss	(.82	)%(f)	(1.36	)%(e)(f)
Portfolio turnover rate	52%		4	%(g)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees, and net investment loss ratio would have been 2.51%, 1.51%, and (1.12)%, respectively, for the year ended February 29, 2012 and 5.68%, 4.68% and (4.85)%, respectively, for the period ended February 28, 2011.

(g) Not annualized.

See Notes to Consolidated Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended February 29, 2012(b)		December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.16		$10.00
Income (loss) from investment operations:
Net investment loss	(.07)		(.02)
Net realized and unrealized gain on investments	.25		.18
Total from investment operations	.18		.16
Less Dividends and Distributions:
Dividends from net investment income	(.06)		-
Total dividends and distributions	(.06)		-
Net asset value, end of period	$10.28		$10.16
Total Return(a):	1.79%		1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,856		$549
Average net assets (000)	$2,558		$114
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.21	%(f)	2.20	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.21	%(f)	1.20	%(e)(f)
Net investment loss	(.74	)%(f)	(1.07	)%(e)(f)
Portfolio turnover rate	52%		4	%(g)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees, and net investment loss ratio would have been 2.53%, 1.53%, and (1.06)%, respectively, for the year ended February 29, 2012 and 5.68%, 4.68% and (4.56)%, respectively, for the period ended February 28, 2011.

(g) Not annualized.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended February 29, 2012(b)		December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.18		$10.00
Income (loss) from investment operations:
Net investment income (loss)	.06		(.01)
Net realized and unrealized gain on investments	.22		.19
Total from investment operations	.28		.18
Less Dividends and Distributions:
Dividends from net investment income	(.16)		-
Total dividends and distributions	(.16)		-
Net asset value, end of period	$10.30		$10.18
Total Return(a):	2.81%		1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$49,371		$41,270
Average net assets (000)	$44,750		$40,011
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.21	%(f)	1.20	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.21	%(f)	1.20	%(e)(f)
Net investment income (loss)	.56	%(f)	(.45	)%(e)(f)
Portfolio turnover rate	52%		4	%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees, and net investment income (loss) ratio would have been 1.58%, 1.58%, and .19%, respectively, for the year ended February 29, 2012 and 4.68%, 4.68% and (3.94)%, respectively, for the period ended February 28, 2011.

(g) Not annualized.

See Notes to Consolidated Financial Statements.

38	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying consolidated statement of assets and liabilities of Prudential Real Assets Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the consolidated portfolio of investments, as of February 29, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets and the financial highlights for the year then ended and for the period from December 30, 2010 (commencement of operations) to February 28, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 23, 2012

Prudential Real Assets Fund	39

Tax Information

(Unaudited)

For the year ended February 29, 2012, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD

Prudential Real Assets Fund	28.10%	15.81%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

40	Visit our website at www.prudentialfunds.com

Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on September 19, 2011, shareholders of the Prudential Real Assets Fund of Prudential Investment Portfolios 3 approved a proposal to enter into a new subadvisory agreement between Prudential Investments LLC and Jefferies Asset Management LLC.

	No. of Shares	% of Outstanding Shares
Affirmative	4,177,271.944	74.941%

Against	1,696.762	0.030%

Abstain	25,335.703	0.454%

Prudential Real Assets Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Real Assets Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 60	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 60	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Real Assets Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Judy A. Rice, 2012; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Real Assets Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission website at www.sec.gov.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	CoreCommodity Management, LLC	The Metro Center One Stamford Place Three North Stamford, CT 06902

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Assets Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ASSETS FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K777

MF207E      0222916-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 29, 2012 and February 28, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $119,000 and $123,500 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended February 29, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. For the fiscal period ended February 28, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $13,000 for professional tax services rendered in connection with Prudential Real Assets Fund.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 23, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	April 23, 2012